UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21346

Name of Fund:  BlackRock Muni New York Intermediate Duration Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Muni New York Intermediate Duration Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (800) 882-0052

Date of fiscal year end: 05/31/07

Date of reporting period: 06/01/06 - 05/31/07

Item 1 - Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


Annual Reports


MAY 31, 2007


BlackRock Muni Intermediate Duration Fund, Inc.
BlackRock Muni New York Intermediate Duration Fund, Inc.



(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



These reports, including the financial information herein, are transmitted to shareholders of BlackRock Muni Intermediate Duration Fund, Inc. and BlackRock Muni New York Intermediate Duration Fund, Inc. for their information. This is not a prospectus. The Funds have leveraged their Common Stock and intend to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with potentially higher rates of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Past performance results shown in these reports should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


BlackRock Muni Intermediate Duration Fund, Inc.
BlackRock Muni New York Intermediate Duration Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS... logo)
It's Fast, Convenient, & Timely!



BlackRock Muni Intermediate Duration Fund, Inc.
BlackRock Muni New York Intermediate Duration Fund, Inc.


Important Tax Information


All of the net investment income distributions paid by BlackRock Muni Intermediate Duration Fund, Inc. and BlackRock Muni New York Intermediate Duration Fund, Inc. during the taxable year ended May 31, 2007 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following summarizes the taxable per share distributions paid by BlackRock Muni Intermediate Duration Fund, Inc.


                                                                 Long-Term
                              Payable Date   Ordinary Income   Capital Gains

Common Shareholders            12/28/2006       $  .082059      $  .036923

Preferred Shareholders
  Series M7                    10/31/2006       $17.25          $ 7.75
                               11/07/2006       $16.78          $ 7.55
                               11/14/2006       $16.94          $ 7.63
                               11/21/2006       $17.80          $ 8.02
                               11/28/2006       $ 7.15          $ 3.21

  Series T7                    11/08/2006       $17.80          $ 8.02
                               11/15/2006       $17.29          $ 7.78
                               11/22/2006       $17.80          $ 8.02
                               11/29/2006       $18.08          $ 8.11
                               12/06/2006       $ 6.98          $ 3.15

  Series W7                    11/09/2006       $17.80          $ 8.02
                               11/16/2006       $17.25          $ 7.75
                               11/24/2006       $18.89          $ 8.49
                               11/30/2006       $15.60          $ 7.03
                               12/07/2006       $ 7.96          $ 3.58

  Series TH7                   11/10/2006       $17.91          $ 8.06
                               11/17/2006       $18.06          $ 8.12
                               11/24/2006       $18.42          $ 8.29
                               12/01/2006       $18.37          $ 8.26
                               12/08/2006       $ 4.83          $ 2.19

  Series F7                    11/13/2006       $16.78          $ 7.55
                               11/20/2006       $17.69          $ 7.97
                               11/27/2006       $16.78          $ 7.55
                               12/04/2006       $17.75          $ 7.98
                               12/11/2006       $ 8.86          $ 3.99

  Series TH28                  11/24/2006       $73.66          $33.14
                               12/22/2006       $ 8.58          $ 3.87



ANNUAL REPORTS                                                     MAY 31, 2007



A Letter to Shareholders


Dear Shareholder

The 12 months from May 2006 to May 2007 took global equities on an extraordinary ride. A sharp correction at the start, the first in almost four years, gave way to strength in the latter half of 2006 and early 2007. This rally was interrupted by another set-back at the end of February, before markets resumed their upward march through May 31. Ultimately, the tailwinds of a generally favorable global economic backdrop, tame inflation, relatively low interest rates, still positive earnings growth and attractive valuations prevailed over the headwinds of a weakening U.S. economy, slowing housing market, escalating geopolitical concerns and high energy prices. In fact, both the Dow Jones Industrial Average and the Standard & Poor's 500 Index touched new record highs following the most recent correction.

Mixed economic signals led to volatile behavior in fixed income markets as well. However, from the beginning of 2007 through May 31, short-term bond yields generally fell while longer-term yields increased. This resulted in some re-steepening of the yield curve, which had been flat to inverted throughout 2006. On a year-over-year basis, yields on 30-year Treasury bonds fell 20 basis points (.20%) and 10-year yields fell 22 basis points, while bond prices correspondingly rose. Meanwhile, the Federal Reserve Board (the Fed) has left the federal funds rate at 5.25% since first pausing in August 2006. While first-quarter gross domestic product growth of 0.6% represented the slowest rate of expansion since 2002, the Fed reiterated its view that inflation, not a slowing economy, remains its primary concern. Many observers interpreted the Fed's reaction to mean that the economy has hit its low and is bound for renewed strength, therefore reducing the likelihood of an interest rate cut in the near future.

Against this backdrop, most major market indexes posted positive returns for the annual and semi-annual reporting periods ended May 31, 2007, with equities exhibiting particular strength:


Total Returns as of May 31, 2007                                                      6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                                            +10.29%        +22.79%
Small cap U.S. equities (Russell 2000 Index)                                           + 8.39         +18.92
International equities (MSCI Europe, Australasia, Far East Index)                      +14.08         +26.84
Fixed income (Lehman Brothers Aggregate Bond Index)                                    + 0.69         + 6.66
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                         + 0.30         + 4.84
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)       + 6.02         +12.64


We expect market volatility to linger throughout the remainder of 2007. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more insight, we invite you to view "What's Ahead in 2007: An Investment Perspective" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Fund President and Director


THIS PAGE NOT PART OF YOUR FUND REPORT



ANNUAL REPORTS                                                     MAY 31, 2007



A Discussion With Your Funds' Portfolio Managers


Given limited trading opportunities, Fund performance was driven largely by a cautious balance of yield and capital appreciation potential.


Describe the recent market environment relative to municipal bonds.

Over the past 12 months, long-term bond yields generally moved lower as bond prices, which move opposite of yields, increased. The long-term tax-exempt bond market's solid technical position allowed it to outperform the taxable U.S. Treasury market during the period.

Bond prices began to improve (and yields fall) in late June 2006 as economic growth weakened. The improvement accelerated in response to the Federal Reserve Board's (the Fed's) decision in August to keep its target interest rate on hold at 5.25% after 17 consecutive interest rate hikes since mid-2004. The bond price rally continued in the fall amid moderating oil prices and slower gross domestic product (GDP) growth. By the end of November 2006, 30-year U.S. Treasury bond yields had fallen to 4.56%.

More recently, strong U.S. equity markets, continued moderate employment growth and mounting investor conviction that the Fed would keep interest rates steady for the remainder of the year combined to push bond prices lower, while yields correspondingly rose. Still, over the full 12 months, 30-year U.S. Treasury bond yields fell 20 basis points (.20%) to 5.01%, and 10-year Treasury yields declined 22 basis points to 4.90%.

The long-term tax-exempt bond market outperformed U.S. Treasury issues over the 12 months as investor demand outstripped a resurgent new-issue calendar. As measured by Municipal Market Data, yields on 30-year, AAA-rated issues declined 28 basis points to 4.25%. Meanwhile, yields on intermediate-maturity bonds fell less than those with longer maturities, as the Fed's string of interest rate hikes in 2005 and 2006, coupled with stronger investor demand for longer-maturity issues, resulted in a flattening of the municipal yield curve. Yields on AAA-rated 10-year municipal issues declined 11 basis points to 3.91%. Notably, the municipal curve remains steep relative to the Treasury curve.

Investor demand for municipal product continued to strengthen throughout the reporting period. Statistics from the Investment Company Institute indicate that long-term municipal bond funds received more than $10.1 billion in net new cash flows during the first four months of 2007.

This represented a 71% increase relative to the first four months of 2006. Weekly fund flows, as reported by AMG Data Services, also have risen. Weekly inflows during the three months ended May 2007 averaged over $520 million, up from a weekly average of $400 million in fourth quarter 2006 and well above the $233 million weekly average of last June. Recent retail investor demand has been bolstered by strong seasonal cash flows. It is estimated that investors will receive more than $42 billion this June from coupon income and the proceeds from bond maturities and early redemptions. Another $35 billion in such proceeds is expected to be received in July.

As investor demand has strengthened, so has municipal bond supply. Some
$423 billion in new long-term municipal bonds was issued during the 12-month reporting period, a nearly 12% increase compared to the same 12 months a year ago. In the latter half of the reporting period, more than $230 billion in new tax-exempt bonds was issued, an increase of over 35% compared to the same six months a year ago. Over $173 billion in long-term municipal bonds has been underwritten so far this year. This puts 2007 annual issuance more than 5% ahead of 2005's record pace. Issuers have continued to take advantage of historically low interest rates to refinance outstanding debt. So far this year, there have been more than 10 underwritings exceeding $1 billion in size, leading many analysts to adjust their estimates of 2007 annual bond issuance to near or above $400 billion. These "mega-deals" have continued to be relatively easily absorbed by tax-exempt market participants, especially non-traditional and foreign buyers, both of which find the liquidity these deals afford particularly attractive.

Looking ahead, the increase in new bond supply seen this year appears unlikely to abate significantly. As such, investor demand will be critical in maintaining the tax-exempt market's strong technical position. Having said that, we expect that both traditional and non-traditional investors will continue to be drawn to the municipal market given the relative stability of tax-exempt yield ratios in recent months and the steepness of the municipal yield curve compared to the taxable curve. We believe this should help to support the market's performance in the months ahead.



ANNUAL REPORTS                                                     MAY 31, 2007



BlackRock Muni Intermediate Duration Fund, Inc.


How did the Fund perform during the fiscal year?

For the 12-month period ended May 31, 2007, the Common Stock of BlackRock Muni Intermediate Duration Fund, Inc. had net annualized yields of 4.91% and 5.00%, based on a year-end per share net asset value of $15.10 and a per share market price of $14.85, respectively, and $.742 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +6.14%, based on a change in per share net asset value from $15.07 to $15.10, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, exceeded the +5.25% average return of the Lipper Intermediate Municipal Debt Funds category for the 12-month period. (Funds in this Lipper category invest in municipal debt issues with dollar-weighted average maturities of 5 years to 10 years.) The Fund maintains an above-average coupon structure, which permits it to provide a higher yield relative to the Lipper group in a stable interest rate environment. During periods of rising interest rates, its relatively lower interest rate sensitivity tempers price volatility, and this contributed positively to performance during the period.

The Fund's average coupon at period-end was approximately 5.70%, compared to a market average of roughly 4.40% (as measured by the Municipal Market Data 10-year scale). We believe this coupon structure is most effective given the portfolio's below-average duration stance, and helps the Fund to maintain an attractive income distribution rate.

For the six-month period ended May 31, 2007, the total investment return on the Fund's Common Stock was +.14%, based on a change in per share net asset value from $15.57 to $15.10, and assuming reinvestment of all distributions. For the same period, the average return of the Lipper Intermediate Municipal Debt Funds category was -.35%.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of distributions, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

We did not make any notable structural changes to the portfolio over the past 12 months, as we are comfortable with the Fund's current positioning and performance. As interest rates started to rise more significantly toward the end of the period, we began looking slightly further out on the municipal yield curve for investment opportunities. We believe the 15-year to 20-year segment of the curve offers the best yield value, while allowing us to remain within the Fund's duration parameters.

For the six months ended May 31, 2007, the average yields for the Fund's Auction Market Preferred Stock were 3.61% for Series M7; 3.66% for Series T7; 3.74% for Series W7; 3.75% for Series TH7; 3.72% for Series F7; and 3.66% for Series TH28. The Fed kept its target interest rate on hold at 5.25% since last summer and, as a result, the Fund's borrowing costs stabilized and even moved slightly lower. Although flat by historical standards, the municipal yield curve remained positively sloped (long-term yields were higher than short-term yields) and continued to generate an income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. As always, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 8 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We maintain the Fund's short duration relative to the Lipper category average. This aided performance as interest rates moved higher late in the period. We will need to be aware of changes in duration characteristics of individual holdings as interest rates rise. We intend to maintain 80% of the Fund's net assets in securities with durations between three years and 10 years. Because durations change with the absolute level of interest rates, we will be mindful to ensure that any new purchases enable the Fund to maintain its above-average coupon structure, consistent with our investment strategy.



ANNUAL REPORTS                                                     MAY 31, 2007



A Discussion With Your Funds' Portfolio Managers (concluded)


Generally speaking, the Fund has a market weighting in higher-credit-quality issues. We intend to move the Fund to an overweight position in high-quality securities going forward, at least until the yield advantage of lower-rated credits increases. Currently, credit spreads are very tight and there is little additional yield to be gained by investing in lower-quality issues. Finally, we will concentrate our new purchases in the 15-year to 20-year maturity area of the municipal yield curve, the steepest part of the curve, in an effort to enhance the Fund's current yield.


BlackRock Muni New York Intermediate Duration Fund, Inc.


Describe conditions in the State of New York.

The State of New York ended the period rated Aa3, AA and AA- by Moody's, Standard & Poor's and Fitch, respectively, all with stable trends. New York ranks fifth in both debt per capita and debt as a percent of personal income, according to Moody's. It also ranked fifth in per capita income in 2006 (preliminary), according to the U.S. Department of Commerce. New York's April 2007 unemployment rate was 4.1%, which was below the national rate of 4.5%.

The state's fiscal year 2006 operations resulted in a $2 billion surplus and an ending $900 million "rainy day" reserve. The November 2006 financial plan update forecasts a $1.1 billion general fund surplus in fiscal year 2007, due to higher-than-expected receipts and spending reductions. On April 1, 2007, New York lawmakers passed a $120.9 billion budget for fiscal year 2008 that increases spending by 8.7%, the largest annual increase since 2000. Despite
$1 billion in Medicaid cuts, property-tax rebates and increased school aid pushed spending higher. Key credit issues remain cost pressures from Medicaid, pensions and school aid, as well as the sustainability of growing personal income tax receipts.


How did the Fund perform during the fiscal year?

For the 12-month period ended May 31, 2007, the Common Stock of BlackRock Muni New York Intermediate Duration Fund, Inc. had net annualized yields of 4.30% and 4.60%, based on a year-end per share net asset value of $14.91 and a per share market price of $13.93, respectively, and $.641 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +6.57%, based on a change in per share net asset value from $14.66 to $14.91, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, exceeded the +5.25% average return of the Lipper Intermediate Municipal Debt Funds category for the 12-month period. (Funds in this Lipper category invest in municipal debt issues with dollar-weighted average maturities of 5 years to 10 years.) When evaluating relative performance, it is important to note that while the Lipper category accounts for the Fund's intermediate duration profile, there will be some variance in total returns and yields, as the category includes national funds, in addition to funds focused on single states other than New York.

Total return outperformance resulted from a combination of the Fund's slightly longer duration relative to the Lipper group and our concentrated effort to enhance distributable income for shareholders. Additionally, the Fund benefited from select purchases of higher-yielding, lower-rated investment grade issues as lower-quality credits continued to top the high-grade market throughout the reporting period, in addition to generating incremental yield for the portfolio.

Detracting from both the Fund's total return performance and income was a below-average distribution rate. In part, this is attributable to the low-interest-rate environment that existed when the Fund was established. While we are continuously looking for opportunities to book bonds at higher yields, a soft market has presented few prospects, leaving the Fund with more lower-yielding bonds than some of its more-seasoned peers.

For the six-month period ended May 31, 2007, the total investment return on the Fund's Common Stock was -.18%, based on a change in per share net asset value from $15.28 to $14.91, and assuming reinvestment of all distributions. For the same period, the average return of the Lipper Intermediate Municipal Debt Funds category was -.35%.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of distributions, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.



ANNUAL REPORTS                                                     MAY 31, 2007



What changes were made to the portfolio during the period?

Trading activity was limited throughout the reporting period. We focused largely on improving the Fund's distribution rate and, in many cases, opted to retain the Fund's older bonds, which have higher yields than those currently available in the new-issue market.

New issuance of New York municipal bonds was down nearly 16% versus a year ago, despite a spate of refunding activity at the end of 2006. Broadly speaking, few issues met our desired investment characteristics as new supply in the municipal market has been dominated by debt refinancing (wherein issuers retire existing bonds by using proceeds from new issuance) and other non-traditional structured products.

Although the macro environment prohibited any major restructuring, we did begin to trim the portfolio's short-term holdings, specifically shorter-dated prerefunded bonds and high-coupon, short-call bonds (generally those having a call date within three years or less). These bonds are priced with a premium and, as the call date approaches, their value depreciates at an accelerating rate and they tend to underperform the broader market. While this move temporarily hurts distributable income, we believe it is a worthwhile trade-off to protect the future total return potential of the Fund.

We reinvested the proceeds primarily on the long end of the municipal yield curve, where we found attractive opportunities to trade the portfolio and to generate higher levels of income for the Fund. Key purchases during the year included: insured Yankees and Mets (Queens Stadium) bonds, high-quality holdings that we believe have long-term capital appreciation potential;
housing bonds, which offer the benefits of above-market yield and lower-than-average volatility; education bonds, mainly those of colleges and universities, where financial profiles have been steadily improving; and Puerto Rico bonds, which - despite their recent underperformance - offer incremental yield and enhance portfolio liquidity. In addition, we modestly reduced our insured holdings in favor of higher-yielding, lower-quality credits (primarily issues rated BBB and BBB+).

For the six months ended May 31, 2007, the average yield for the Fund's Auction Market Preferred Stock was 3.48%. There was no material change in the Fund's borrowing costs over the course of the period, as the Fed kept the federal funds target rate steady at 5.25% since first pausing last August. Although flat by historical standards, the tax-exempt yield curve maintained a positive slope throughout the period (particularly compared to the U.S. Treasury yield curve), allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. As always, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, accordingly, the yield on the Fund's Common Stock will be reduced. (For a more complete explanation of the benefits and risks of leveraging, see page 8 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We maintained a fully invested portfolio throughout the period and ended the year with a slightly longer duration than that of our comparable Lipper group. Given a quiet Fed and few new-issue prospects, we are focusing on identifying compelling relative value trading opportunities, while continuing our efforts to add yield to the portfolio. We are encouraged by the recent back-up (that is, increase) in interest rates and the pick-up in new-issue supply, and will continue to evaluate prospects for portfolio diversification and income accrual. We also will seek additional opportunities to sell shorter-dated bonds and reinvest those proceeds in attractive, longer-dated bonds.

Looking ahead, we believe the municipal bond market is well positioned for outperformance given a high level of scheduled municipal bond payouts in the coming months. Approximately $70 billion in municipal coupon and principal payments are due to investors in June and July - money that tends to be reinvested in the municipal market. Moreover, the recent back-up in interest rates has attracted the interest of retail buyers (traditional and majority purchasers of municipal bonds), which we believe should translate into sustained demand for municipal securities.


Walter C. O'Connor, CFA
Portfolio Manager
BlackRock Muni Intermediate Duration Fund, Inc.


Timothy T. Browse, CFA
Portfolio Manager
BlackRock Muni New York Intermediate Duration Fund, Inc.


June 26, 2007



ANNUAL REPORTS                                                     MAY 31, 2007



The Benefits and Risks of Leveraging


The Funds utilize leveraging to seek to enhance the yields and net asset values of their Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, each Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of each Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As of May 31, 2007, BlackRock Muni Intermediate Duration Fund, Inc. and BlackRock Muni New York Intermediate Duration Fund, Inc. had leverage amounts, due to Auction Market Preferred Stock, of 35.79% and 33.08% of total net assets, respectively, before the deduction of Preferred Stock.

As a part of its investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in such securities. (See Note 1(c) to Financial Statements for details of municipal bonds held in trust.)



Quality Profiles as of May 31, 2007


BlackRock Muni Intermediate                    Percent of
Duration Fund, Inc.                              Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           46.0%
AA/Aa                                              4.3
A/A                                               12.8
BBB/Baa                                           18.5
BB/Ba                                              1.8
B/B                                                1.2
CCC/Caa                                            1.7
NR (Not Rated)                                    12.5
Other*                                             1.2

 * Includes portfolio holdings in variable rate demand notes.



BlackRock Muni New York                        Percent of
Intermediate Duration Fund, Inc.                 Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           27.5%
AA/Aa                                             22.2
A/A                                               12.7
BBB/Baa                                           21.9
BB/Ba                                              5.1
CCC/Caa                                            2.8
NR (Not Rated)                                     6.7
Other*                                             1.1

 * Includes portfolio holdings in variable rate demand notes.



ANNUAL REPORTS                                                     MAY 31, 2007



Schedule of Investments
As of May 31, 2007              BlackRock Muni Intermediate Duration Fund, Inc.
                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Alabama--4.2%

             Jefferson County, Alabama, Limited Obligation
             School Warrants, Series A:
 $  5,500       5.50% due 1/01/2021                                  $    5,911
    6,500       5.25% due 1/01/2023                                       6,854
    6,600    Tuscaloosa, Alabama, Special Care Facilities Financing
               Authority, Residential Care Facility Revenue Bonds
               (Capstone Village, Inc. Project), Series A, 5.625%
               due 8/01/2025                                              6,623
    4,700    University of Alabama, General Revenue Refunding
               Bonds, VRDN, Series C, 3.86% due 7/01/2034 (f)(h)          4,700

Arizona--2.7%

    2,860    Coconino County, Arizona, Pollution Control
               Corporation Revenue Bonds (Arizona Public Service
               Co.--Navajo Project), VRDN, AMT, Series A, 3.93%
               due 10/01/2029 (h)                                         2,860
    2,820    Maricopa County, Arizona, IDA, Education Revenue
               Bonds (Arizona Charter Schools Project 1), Series A,
               6.625% due 7/01/2020                                       2,866
    3,000    Navajo County, Arizona, IDA, IDR (Stone Container
               Corporation Project), AMT, 7.20% due 6/01/2027             3,065
               Pima County, Arizona, IDA, Education Revenue Bonds
               (Arizona Charter Schools Project):
      995       Series C, 6.70% due 7/01/2021                             1,064
      820       Series K, 6.375% due 7/01/2013 (g)                          922
      930       Series K, 6.375% due 7/01/2031                            1,000
    3,630    Vistancia Community Facilities District, Arizona, GO,
               5% due 7/15/2014                                           3,811


Arkansas--0.7%

    3,755    Conway, Arkansas, Public Facilities Board, Capital
               Improvement Revenue Refunding Bonds (Hendrix
               College Projects), Series B, 5% due 10/01/2026             3,843


California--23.6%

    8,000    Antelope Valley, California, Health Care District Revenue
               Bonds, VRDN, Series A, 5.25% due 9/01/2017 (h)             8,218
    5,000    California State Department of Water Resources,
               Power Supply Revenue Bonds, Series A, 5.375%
               due 5/01/2012 (g)                                          5,394
               California State, GO:
   15,575       5.50% due 4/01/2014 (g)                                  17,086
       15       5.50% due 4/01/2028                                          16
    5,000    California State, GO, Refunding, 5.25%
               due 2/01/2027 (f)(i)                                       5,265
   10,000    California State Public Works Board, Lease Revenue
               Bonds (Department of Corrections), Series C, 5.50%
               due 6/01/2020                                             10,839
    2,500    California Statewide Communities Development
               Authority, Health Facility Revenue Bonds (Memorial
               Health Services), Series A, 6% due 10/01/2023              2,704



     Face
   Amount    Municipal Bonds                                           Value

California (concluded)

 $  2,400    Elk Grove, California, Poppy Ridge Community
               Facilities Number 3 Special Tax, Series 1, 6%
               due 9/01/2008 (g)                                     $    2,483
    5,000    Golden State Tobacco Securitization Corporation
               of California, Tobacco Settlement Revenue
               Refunding Bonds, Senior Series A-1, 5%
               due 6/01/2015                                              5,177
    1,435    Los Angeles, California, Regional Airports Improvement
               Corporation, Facilities Lease Revenue Refunding
               Bonds (LAXFUEL Corporation--Los Angeles
               International Airport), AMT, 5.50% due 1/01/2032 (a)       1,497
   30,000    Los Angeles, California, Unified School District, GO,
               Series A, 5% due 7/01/2013 (f)(g)                         31,904
   10,135    Peralta, California, Community College District, GO
               (Election of 2000), Series D, 5% due 8/01/2030 (e)        10,626
    1,515    Rowland, California, Unified School District, GO
               (Election of 2000), Series B, 5.25% due 8/01/2027 (e)      1,601
               Sacramento, California, Special Tax (North Natomas
               Community Facilities), Series 4-C:
      585       5.60% due 9/01/2020                                         614
    1,720       5.75% due 9/01/2022                                       1,817
      500       5.90% due 9/01/2023                                         532
    3,000       6% due 9/01/2028                                          3,193
    2,295    San Francisco, California, City and County, GO (Branch
               Library Facilities Improvements), Series G, 5%
               due 6/15/2023 (f)                                          2,406
    3,000    San Jose, California, Airport Revenue Bonds, Series A,
               5.25% due 3/01/2017 (c)                                    3,136
    3,100    San Jose, California, GO (Libraries, Parks and Public
               Safety Projects), 5% due 9/01/2030 (f)                     3,225
    9,030    Sequoia, California, Unified High School District, GO,
               Refunding, Series B, 5.50% due 7/01/2035 (e)               9,966
    4,875    Tamalpais, California, Union High School District, GO
               (Election of 2001), 5% due 8/01/2028 (e)                   5,071
    2,610    Tustin, California, Unified School District, Senior Lien
               Special Tax Bonds (Community Facilities District
               Number 97-1), Series A, 5% due 9/01/2032 (e)               2,688


Colorado--2.6%

    2,000    Denver, Colorado, City and County Airport Revenue
               Refunding Bonds, Series E, 5.25% due 11/15/2023 (f)        2,032
      800    Elk Valley, Colorado, Public Improvement Revenue
               Bonds (Public Improvement Fee), Series A, 7.10%
               due 9/01/2014                                                850
    2,250    Montrose, Colorado, Memorial Hospital, Revenue Bonds,
               6.375% due 12/01/2023                                      2,492
    7,500    Plaza Metropolitan District Number 1, Colorado, Tax
               Allocation Revenue Bonds (Public Improvement Fees),
               7.50% due 12/01/2015                                       8,266
    1,000    Southlands, Colorado, Medical District, GO (Metropolitan
               District # 1), 6.75% due 12/01/2016                        1,100



Portfolio Abbreviations


To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
EDA      Economic Development Authority
GO       General Obligation Bonds
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDB      Industrial Development Board
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
PILOT    Payment in Lieu of Taxes
S/F      Single-Family
VRDN     Variable Rate Demand Notes



ANNUAL REPORTS                                                     MAY 31, 2007



Schedule of Investments (continued)
                                BlackRock Muni Intermediate Duration Fund, Inc.
                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Connecticut--1.9%

 $  1,160    Connecticut State Development Authority, Airport
               Facility Revenue Bonds (Learjet Inc. Project), AMT,
               7.95% due 4/01/2026                                   $    1,387
    8,000    Connecticut State Development Authority, PCR,
               Refunding (Connecticut Light and Power Company),
               Series A, 5.85% due 9/01/2028                              8,319
    1,250    South Central Connecticut Regional Water Authority,
               Water System Revenue Refunding Bonds, Fifteenth,
               Series A, 5.125% due 8/01/2009 (c)(g)                      1,297


Florida--6.3%

    2,900    Harbor Bay, Florida, Community Development District,
               Capital Improvement Special Assessment Bonds, 6.75%
               due 5/01/2034                                              3,182
      940    Heritage Isle at Viera Community Development District,
               Florida, Special Assessment Bonds, Series B, 5%
               due 11/01/2009                                               939
    5,230    Hillsborough County, Florida, IDA, Hospital Revenue
               Bonds (Tampa General Hospital Project), 5.25%
               due 10/01/2041                                             5,369
    2,100    Lee County, Florida, Hospital Board of Directors, Hospital
               Revenue Bonds (Memorial Health System), VRDN,
               Series A, 3.87% due 4/01/2025 (h)                          2,100
    5,500    Miami-Dade County, Florida, Aviation Revenue Refunding
               Bonds (Miami International Airport), AMT, 5.75%
               due 10/01/2019 (c)                                         5,906
             Midtown Miami, Florida, Community Development
               District, Special Assessment Revenue Bonds:
    3,500       Series A, 6% due 5/01/2024                                3,749
    2,000       Series B, 6.50% due 5/01/2037                             2,191
    3,670    Orange County, Florida, Health Facilities Authority, Health
               Care Revenue Refunding Bonds (Orlando Lutheran
               Towers), 5% due 7/01/2013                                  3,624
      875    Orlando, Florida, Urban Community Development District,
               Capital Improvement Special Assessment Bonds, 6%
               due 5/01/2020                                                933
    1,085    Portofino Shores, Florida, Community Development
               District, Special Assessment Bonds, Series A, 6.40%
               due 5/01/2034                                              1,160
    2,390    South Lake County, Florida, Hospital District Revenue
               Bonds (South Lake Hospital Inc.), 6.625%
               due 10/01/2023                                             2,656
      305    Sterling Hill, Florida, Community Development District,
               Capital Improvement Revenue Refunding Bonds,
               Series B, 5.50% due 11/01/2010                               305
    4,000    University of Florida Reasearch Foundation Inc., Capital
               Improvement Revenue Bonds, 5.125%
               due 9/01/2033 (a)                                          4,083


Georgia--2.9%

    1,500    Atlanta, Georgia, Tax Allocation Bonds (Atlantic Station
               Project), 7.90% due 12/01/2024                             1,652
             Brunswick and Glynn County, Georgia, Development
               Authority, First Mortgage Revenue Bonds (Coastal
               Community Retirement Corporation Project), Series A:
    5,395       7.125% due 1/01/2025                                      4,326
    2,800       7.25% due 1/01/2035                                       2,243
    4,500    Fulton County, Georgia, Residential Care Facilities,
               Revenue Refunding Bonds (Canterbury Court Project),
               Series A, 5.80% due 2/15/2018                              4,557
             Savannah, Georgia, EDA, First Mortgage Revenue Bonds
               (Marshes of Skidaway), Series A:
    1,245       6.25% due 1/01/2012                                       1,267
    2,245       6.85% due 1/01/2019                                       2,387



     Face
   Amount    Municipal Bonds                                           Value

Idaho--0.8%

 $  4,000    Boise City, Idaho, COP, AMT, 5.50% due 9/01/2025 (c)    $    4,157
      370    Idaho Housing and Finance Association, S/F Mortgage
               Revenue Bonds, AMT, Series F-2, 5.85%
               due 7/01/2015 (d)(k)                                         375


Illinois--3.5%

    2,510    Chicago, Illinois, O'Hare International Airport
               Revenue Bonds, Third Lien, AMT, Series B-2,
               6% due 1/01/2029 (j)                                       2,789
    6,000    Hodgkins, Illinois, Environmental Improvement Revenue
               Bonds (Metro Biosolids Management LLC Project),
               AMT, 5.90% due 11/01/2017                                  6,179
    6,930    Illinois, Development Finance Authority Revenue Bonds
               (Community Rehabilitation Providers Facilities),
               Series A, 6.625% due 7/01/2032                             7,497
    1,800    Illinois State Finance Authority Revenue Bonds (Landing
               At Plymouth Place Project), Series A, 6% due 5/15/2025     1,907
    1,580    Village of Wheeling, Illinois, Revenue Bonds (North
               Milwaukee/Lake-Cook Tax Increment Financing (TIF)
               Redevelopment Project), 6% due 1/01/2025                   1,602


Indiana--0.8%

    4,300    Indiana Transportation Finance Authority, Highway
               Revenue Bonds, Series A, 5% due 6/01/2013 (e)(g)           4,546


Louisiana--2.2%

    6,965    Louisiana Public Facilities Authority Revenue Bonds
               (University of New Orleans Research and Technology
               Foundation, Inc.--Student Housing Project), 5.25%
               due 3/01/2026 (f)                                          7,471
    5,000    Port New Orleans, Louisiana, IDR, Refunding (Continental
               Grain Company Project), 6.50% due 1/01/2017                5,078


Maine--0.4%

    1,965    Portland, Maine, Housing Development Corporation,
               Senior Living Revenue Bonds (Avesta Housing
               Development Corporation Project), Series A, 6%
               due 2/01/2034                                              2,066


Maryland--0.1%

      500    Maryland State Industrial Development Financing
               Authority, Economic Development Revenue Bonds
               (Our Lady of Good Counsel School), Series A, 6%
               due 5/01/2035                                                535


Massachusetts--3.5%

    4,560    Massachusetts Bay Transportation Authority, Sales Tax
               Revenue Refunding Bonds, Senior Series A, 5%
               due 7/01/2012 (g)                                          4,793
             Massachusetts State Development Finance Agency,
               Resource Recovery Revenue Bonds (Ogden Haverhill
               Associates), AMT, Series B:
    1,210       5.35% due 12/01/2015                                      1,238
    2,000       5.50% due 12/01/2019                                      2,067
    3,000    Massachusetts State Industrial Finance Agency, Resource
               Recovery Revenue Refunding Bonds (Ogden Haverhill
               Project), AMT, Series A, 5.30% due 12/01/2009              3,066
    8,325    Massachusetts State School Building Authority,
               Dedicated Sales Tax Revenue Bonds, Series A, 5%
               due 8/15/2030 (e)                                          8,712


Michigan--1.3%

    2,325    Macomb County, Michigan, Hospital Finance Authority,
               Hospital Revenue Bonds (Mount Clemens General
               Hospital), Series B, 5.875% due 11/15/2034                 2,457
    4,795    Michigan State Hospital Finance Authority, Revenue
               Refunding Bonds (Oakwood Obligated Group), Series A,
               6% due 4/01/2022                                           5,183



ANNUAL REPORTS                                                     MAY 31, 2007



Schedule of Investments (continued)
                                BlackRock Muni Intermediate Duration Fund, Inc.
                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Minnesota--2.6%

 $  8,875    Minneapolis and Saint Paul, Minnesota, Housing
               Finance Board, S/F Mortgage Revenue Bonds
               (Mortgaged-Backed Securities Program--City Living),
               AMT, Series A-1, 5.25% due 12/01/2040 (l)(m)          $    9,193
             Minneapolis and Saint Paul, Minnesota, Housing and
               Redevelopment Authority, Health Care System
               Revenue Bonds (Group Health Plan Inc. Project):
    1,000       6% due 12/01/2019                                         1,077
    2,545       6% due 12/01/2021                                         2,740
    2,000    Minnesota State Municipal Power Agency, Electric
               Revenue Bonds, Series A, 5.25% due 10/01/2024              2,102


Mississippi--1.4%

             Mississippi Business Finance Corporation, Mississippi,
               PCR, Refunding (System Energy Resources Inc. Project):
    5,000       5.875% due 4/01/2022                                      5,051
    2,910       5.90% due 5/01/2022                                       2,939


Nevada--0.4%

    2,245    Clark County, Nevada, Improvement District Number 142,
               Special Assessment Bonds, 6.375% due 8/01/2023             2,317


New Jersey--13.6%

             Garden State Preservation Trust of New Jersey, Open
               Space and Farmland Preservation Revenue Bonds,
               Series A (e):
    3,635       5.80% due 11/01/2021                                      4,096
    5,050       5.80% due 11/01/2023                                      5,690
             New Jersey EDA, Cigarette Tax Revenue Bonds:
   10,950       5.625% due 6/15/2018                                     11,259
    9,810       5.75% due 6/15/2029                                      10,538
   17,900    New Jersey EDA, Motor Vehicle Surcharge Revenue Bonds,
               Series A, 5.25% due 7/01/2033 (f)                         19,029
    5,540    New Jersey EDA, Special Facility Revenue Bonds
               (Continental Airlines Inc. Project), AMT, 6.625%
               due 9/15/2012                                              5,879
    5,000    New Jersey EDA, Water Facilities Revenue Refunding
               Bonds (American Water), AMT, Series B, 5.125%
               due 4/01/2022 (a)                                          5,198
             New Jersey State Transportation Trust Fund Authority,
               Transportation System Revenue Bonds, Series D:
    4,215       5% due 6/15/2018 (a)                                      4,471
   11,120       5% due 6/15/2019 (e)                                     11,764


New Mexico--3.9%

             Farmington, New Mexico, PCR, Refunding:
    3,000       (Public Service Company of New Mexico--
               San Juan Project), Series D, 6.375% due 4/01/2022          3,066
    9,000       (Tucson Electric Power Company--
               San Juan Project), Series A, 6.95% due 10/01/2020          9,225
    9,520    New Mexico Finance Authority, Senior Lien State
               Transportation Revenue Bonds, Series A, 5.125%
               due 6/15/2018 (f)                                         10,153


New York--26.0%

    1,090    Dutchess County, New York, IDA, Civic Facility Revenue
               Bonds (Saint Francis Hospital), Series B, 7.25%
               due 3/01/2019                                              1,190
   10,500    Metropolitan Transportation Authority, New York,
               Revenue Refunding Bonds, Series A, 5.75%
               due 11/15/2032                                            11,312
      875    New York City, New York, City IDA, Civic Facility Revenue
               Bonds (Special Needs Facilities Pooled Program),
               Series C-1, 5.50% due 7/01/2007                              876



     Face
   Amount    Municipal Bonds                                           Value

New York (concluded)

 $  3,500    New York City, New York, City IDA, Special Facility
               Revenue Bonds (Continental Airlines Inc. Project),
               AMT, 8.375% due 11/01/2016                            $    3,870
    1,110    New York City, New York, City Transitional Finance
               Authority, Future Tax Secured Revenue Bonds, Series C,
               5.50% due 5/01/2009 (g)                                    1,157
    5,000    New York City, New York, GO, Refunding, Series B,
               5.75% due 8/01/2015                                        5,401
    2,055    New York City, New York, IDA, Civic Facility Revenue
               Bonds (Special Needs Facilities Pooled Program),
               Series C-1, 6.80% due 7/01/2019                            2,191
    9,070    New York City, New York, Sales Tax Asset Receivable
               Corporation Revenue Bonds, Series A, 5%
               due 10/15/2020 (f)                                         9,573
    5,580    New York State Dormitory Authority, Lease Revenue
               Refunding Bonds (Court Facilities), Series A, 5.25%
               due 5/15/2012                                              5,885
             New York State Dormitory Authority, Non-State
               Supported Debt, Revenue Refunding Bonds
               (Mount Sinai-NYU Medical Center Health System),
               Series A:
    2,385       6.625% due 7/01/2018                                      2,545
    4,615       6.625% due 7/01/2018 (g)                                  5,026
    1,330       6.625% due 7/01/2019                                      1,418
    3,670       6.625% due 7/01/2019 (g)                                  3,997
             New York State Dormitory Authority Revenue Bonds:
    1,000       (North Shore L I Jewish Group), 5% due 5/01/2012          1,039
    9,540       (School Districts Financing Program), Series D, 5.25%
               due 10/01/2023 (f)                                        10,116
    7,775    New York State Dormitory Authority, Revenue Refunding
               Bonds (City University System), Consolidated Second
               Generation, Series A, 6.125% due 7/01/2013 (a)             8,355
    7,380    New York State Environmental Facilities Corporation,
               State Personal Income Tax Revenue Bonds, Series A,
               5.25% due 12/15/2014 (c)(g)                                8,020
       60    New York State Thruway Authority, Local Highway and
               Bridge Service Contract, Revenue Refunding Bonds,
               5.50% due 4/01/2017                                           64
             New York State Urban Development Corporation,
               Correctional and Youth Facilities Services, Revenue
               Refunding Bonds, Series A:
      825       5.50% due 1/01/2011 (g)                                     871
   10,825       5.50% due 1/01/2017                                      11,384
   10,000    New York State Urban Development Corporation,
               Personal Income Tax Revenue Bonds (State Facilities),
               Series A-1, 5.25% due 3/15/2034 (c)                       10,606
    5,000    Port Authority of New York and New Jersey, Senior
               Consolidated Revenue Bonds, AMT, 131st Series,
               5% due 12/15/2017 (b)                                      5,256
             Tobacco Settlement Financing Corporation of New York
               Revenue Bonds:
    3,340       Series A-1, 5.50% due 6/01/2016                           3,484
    6,510       Series A-1, 5.25% due 6/01/2022 (a)                       6,915
    9,750       Series C-1, 5.50% due 6/01/2020 (c)                      10,513
    7,000       Series C-1, 5.50% due 6/01/2021                           7,528
   10,000       Series C-1, 5.50% due 6/01/2022                          10,733



ANNUAL REPORTS                                                     MAY 31, 2007



Schedule of Investments (continued)
                                BlackRock Muni Intermediate Duration Fund, Inc.
                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

North Carolina--1.9%

 $  3,105    Gaston County, North Carolina, Industrial Facilities
               and Pollution Control Financing Authority, Revenue
               Bonds (National Gypsum Company Project), AMT,
               5.75% due 8/01/2035                                   $    3,256
      800    North Carolina Capital Facilities Finance Agency,
               Exempt Facilities Revenue Bonds (Republic
               Services Inc. Project), VRDN, AMT, 3.89% due
               7/01/2034 (h)                                                800
    6,000    North Carolina Medical Care Commission, Health Care
               Facilities, First Mortgage Revenue Refunding Bonds
               (Presbyterian Homes Project), 7% due 10/01/2010 (g)        6,632


Ohio--0.2%

    1,280    Port of Greater Cincinnati Development Authority, Ohio,
               Special Assessment Revenue Bonds (Cooperative
               Public Parking Infrastructure Project), 6.30%
               due 2/15/2024                                              1,378


Pennsylvania--6.4%

    3,500    Montgomery County, Pennsylvania, IDA, Revenue
               Bonds (Whitemarsh Continuing Care Project),
               6% due 2/01/2021                                           3,675
    7,710    Pennsylvania Economic Development Financing Authority,
               Exempt Facilities Revenue Bonds (National Gypsum
               Company), AMT, Series A, 6.25% due 11/01/2027              8,055
    7,490    Philadelphia, Pennsylvania, Gas Works Revenue Refunding
               Bonds, 1975 General Ordinance, 17th Series, 5.375%
               due 7/01/2022 (e)                                          7,995
    9,630    Pittsburgh, Pennsylvania, GO, Refunding, Series B,
               5.25% due 9/01/2017 (e)                                   10,472
             Sayre, Pennsylvania, Health Care Facilities Authority,
               Revenue Refunding Bonds (Guthrie Healthcare System),
               Series A:
    4,615       6.25% due 12/01/2011 (g)                                  5,090
      455       6.25% due 12/01/2015                                        495
      785       6.25% due 12/01/2016                                        855
      385       6.25% due 12/01/2018                                        417


South Carolina--2.2%

    8,000    Georgetown County, South Carolina, Pollution Control
               Facilities, Revenue Refunding Bonds (International
               Paper Company Project), Series A, 5.125%
               due 2/01/2012                                              8,216
    4,250    Medical University Hospital Authority, South Carolina,
               Mortgage Hospital Facilities, Revenue Refunding
               Bonds, Series A, 5.25% due 8/15/2023 (d)(f)(k)             4,500


Tennessee--4.3%

    1,800    Johnson City, Tennessee, Health and Educational
               Facilities Board, Retirement Facility Revenue Bonds
               (Appalachian Christian Village Project), Series A, 6%
               due 2/15/2019                                              1,820
    5,000    McMinn County, Tennessee, IDB, PCR (Calhoun Newsprint
               Co. Project), AMT, 7.625% due 3/01/2016                    5,025
    2,005    Memphis-Shelby County, Tennessee, Airport Authority,
               Airport Revenue Bonds, AMT, Series A, 5.50%
               due 3/01/2017 (e)                                          2,096
      100    Sevier County, Tennessee, Public Building Authority,
               Local Government Public Improvement  Revenue Bonds,
               VRDN, Series IV-F-1, 3.84% due 6/01/2025 (a)(h)              100
             Shelby County, Tennessee, Health, Educational and
               Housing Facility Board, Hospital Revenue Refunding
               Bonds (Methodist Healthcare) (g):
    6,000       6% due 9/01/2012                                          6,596
    3,500       6.25% due 9/01/2012                                       3,889



     Face
   Amount    Municipal Bonds                                           Value

Tennessee (concluded)

             Shelby County, Tennessee,  Health, Educational and
               Housing Facilities Board Revenue Bonds
               (Germantown Village), Series A:
 $  3,550       6.75% due 12/01/2018                                 $    3,492
    1,450       7% due 12/01/2023                                         1,451


Texas--13.6%

             Austin, Texas, Convention Center Revenue Bonds
               (Convention Enterprises Inc.), First Tier, Series A (g):
    6,230       6.375% due 1/01/2011                                      6,675
   10,260       6.70% due 1/01/2011                                      11,208
    1,500    Bexar County, Texas, Health Facilities Development
               Corporation, Revenue Refunding Bonds (Army
               Retirement Residence Project), 6.30%
               due 7/01/2012 (g)                                          1,672
             Brazos River Authority, Texas, PCR, Refunding
               (TXU Energy Company LLC Project), AMT, Series A:
    5,085       7.70% due 4/01/2033                                       5,720
    1,500       6.75% due 4/01/2038                                       1,620
    4,000    Dallas-Fort Worth, Texas, International Airport Facility
               Improvement Corporation, Revenue Bonds (Learjet Inc.),
               AMT, Series A-1, 6.15% due 1/01/2016                       4,026
    5,000    Dallas-Fort Worth, Texas, International Airport Facility
               Improvement Corporation, Revenue Refunding Bonds,
               AMT, Series A-2, 9% due 5/01/2029                          6,120
    2,440    Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue
               Bonds (Citgo Petroleum Corporation Project), AMT,
               7.50% due 5/01/2025                                        2,720
    3,000    Gulf Coast Waste Disposal Authority, Texas, Revenue
               Refunding Bonds (International Paper Company), AMT,
               Series A, 6.10% due 8/01/2024                              3,183
      700    Harris County, Texas, Health Facilities Development
               Corporation, Hospital Revenue Bonds (Texas
               Children's Hospital), VRDN, Series B-1, 3.85%
               due 10/01/2029 (f)(h)                                        700
    5,790    Houston, Texas, Airport System Revenue Refunding
               Bonds, Sub-Lien, AMT, Series A, 5.50%
               due 7/01/2023 (e)                                          6,002
    1,500    Houston, Texas, Health Facilities Development
               Corporation, Retirement Facility Revenue Bonds
               (Buckingham Senior Living Community), Series A,
               7% due 2/15/2023                                           1,658
    7,420    Lower Colorado River Authority, Texas, PCR (Samsung
               Austin Semiconductor), AMT, 6.95% due 4/01/2030            7,976
    2,600    Matagorda County, Texas, Navigation District Number 1,
               Revenue Refunding Bonds (Reliant Energy Inc.),
               Series C, 8% due 5/01/2029                                 2,720
    2,300    Port Corpus Christi, Texas, Individual Development
               Corporation, Environmental Facilities Revenue Bonds
               (Citgo Petroleum Corporation Project), AMT, 8.25%
               due 11/01/2031                                             2,352
    5,000    Sabine River Authority, Texas, PCR, Refunding (TXU
               Electric Company Project/TXU Energy Company LLC),
               AMT, Series B, 5.75% due 5/01/2030                         5,137
    8,000    Texas State Affordable Housing Corporation, S/F
               Mortgage Revenue Bonds (Professional Educators
               Home Loan Program), AMT, Series A-3, 5.60%
               due 2/01/2039 (l)(m)                                       8,483



ANNUAL REPORTS                                                     MAY 31, 2007



Schedule of Investments (concluded)
                                BlackRock Muni Intermediate Duration Fund, Inc.
                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Virginia--4.6%

             James City County, Virginia, IDA, Residential Care
               Facility Revenue Refunding Bonds, Series A:
 $  3,285       5.75% due 3/01/2017                                  $    3,427
    1,150       6% due 3/01/2023                                          1,219
    2,250    Loudoun County, Virginia, IDA, IDR, Refunding (Dulles
               Airport Marriott Hotel), 7.125% due 9/01/2015              2,266
   10,735    Pocahontas Parkway Association, Virginia, Toll
               Road Revenue Bonds, Senior-Series A, 5.50%
               due 8/15/2008 (g)                                         11,169
    7,800    Tobacco Settlement Financing Corporation of Virginia,
               Asset-Backed Revenue Bonds, 5.625%
               due 6/01/2015 (g)                                          8,628


Washington--2.1%

    1,500    Seattle, Washington, Municipal Light and Power
               Revenue Bonds, 5.30% due 12/01/2020 (f)                    1,564
   10,000    Snohomish County, Washington, School District
               No. 015 (Edmonds), GO, 5% due 12/01/2019 (c)              10,618


Guam--0.8%

    4,250    Commonwealth of the Northern Mariana Islands, Guam,
               GO, Series A, 6.75% due 10/01/2033                         4,817


Puerto Rico--7.8%

    1,820    Puerto Rico Commonwealth, Public Improvement, GO,
               Refunding, Series B, 5.25% due 7/01/2032                   1,921
   17,935    Puerto Rico Electric Power Authority, Power Revenue
               Bonds, Series NN, 5.50% due 7/01/2013 (g)                 19,526
    5,390    Puerto Rico Industrial, Medical and Environmental
               Pollution Control Facilities Financing Authority,
               Special Facilities Revenue Bonds (American Airlines
               Inc.), Series A, 6.45% due 12/01/2025                      5,474
             Puerto Rico Public Buildings Authority, Government
               Facilities Revenue Refunding Bonds:
    5,170       Series D, 5.25% due 7/01/2027                             5,378
    8,000       Series I, 5.50% due 7/01/2021                             8,611
    3,535    Puerto Rico Public Finance Corporation, Commonwealth
               Appropriation Revenue Bonds, Series E, 5.50%
               due 8/01/2029                                              3,709



     Face
   Amount    Municipal Bonds                                           Value

U.S. Virgin Islands--1.6%

 $  1,860    Virgin Islands Government Refinery Facilities,
               Revenue Refunding Bonds (Hovensa Coker Project),
               AMT, 6.50% due 7/01/2021                              $    2,083
    6,750    Virgin Islands Public Finance Authority, Refinery
               Facilities Revenue Bonds (Hovensa Refinery),
               AMT, 6.125% due 7/01/2022                                  7,357

             Total Municipal Bonds
             (Cost--$836,039)--150.9%                                   866,223



             Municipal Bonds Held in Trust (n)

California--3.3%

   17,730    California Pollution Control Financing Authority, PCR,
               Refunding (Pacific Gas and Electric), AMT, Series A,
               5.35% due 12/01/2016 (f)                                  18,805


New York--2.1%

   11,100    New York City, New York, Sales Tax Asset Receivable
               Corporation Revenue Bonds, Series A, 5.25%
               due 10/15/2027 (a)                                        11,919


Texas--5.6%

   31,240    Harris County, Texas, Toll Road Revenue Refunding Bonds,
               Senior Lien, Series A, 5.25% due 8/15/2035 (e)            32,545

             Total Municipal Bonds Held in Trust
             (Cost--$63,256)--11.0%                                      63,269

Total Investments (Cost--$899,295*)--161.9%                             929,492
Liabilities in Excess of Other Assets--(0.8%)                           (4,862)
Liabilities for Trust Certificates, Including Interest
  Expense Payable--(5.3%)                                              (30,234)
Preferred Stock, at Redemption Value--(55.8%)                         (320,171)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  574,225
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of May 31, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       869,436
                                                    ===============
    Gross unrealized appreciation                   $        32,317
    Gross unrealized depreciation                           (2,296)
                                                    ---------------
    Net unrealized appreciation                     $        30,021
                                                    ===============

(a) AMBAC Insured.

(b) CIFG Insured.

(c) FGIC Insured.

(d) FHA Insured.

(e) FSA Insured.

(f) MBIA Insured.

(g) Prerefunded.

(h) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(i) All or a portion of security held as collateral in connection with open financial futures contracts.

(j) XL Capital Insured.

(k) Federal Housing Administration/Veterans' Administration Mortgages packaged by the Federal National Mortgage Association.

(l) FHLMC Collateralized.

(m) FNMA/GNMA Collateralized.

(n) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See
    Note 1(c) to Financial Statements for details of municipal bonds held in trust.

  o Financial futures contracts sold as of May 31, 2007 were as follows:

    Number of                       Expiration        Face        Unrealized
    Contracts        Issue             Date          Value       Depreciation

      350         10-Year U.S.      September
                 Treasury Bond         2007         $ 37,328       $   (97)

    See Notes to Financial Statements.



ANNUAL REPORTS                                                     MAY 31, 2007



Schedule of Investments
As of May 31, 2007     BlackRock Muni New York Intermediate Duration Fund, Inc.
                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

New York--131.3%

  $ 1,280    Albany County, New York, IDA, IDR (Special
             Needs Facilities Pooled Program), Series K-1, 5%
             due 7/01/2026 (a)                                        $   1,322

      760    Albany, New York, IDA, Civic Facility Revenue Refunding
             Bonds (Albany College of Pharmacy Project), Series A,
             5.25% due 12/01/2019                                           793

             Cattaraugus County, New York, IDA, Civic Facility
             Revenue Bonds (Saint Bonaventure University Project),
             Series A:
      695       4.90% due 5/01/2016                                         712
      500       5% due 5/01/2023                                            513

      435    Dutchess County, New York, IDA, Civic Facility Revenue
             Bonds (Saint Francis Hospital), Series B, 7.25%
             due 3/01/2019                                                  475

      750    Dutchess County, New York, IDA, Civic Facility Revenue
             Refunding Bonds (Bard College), Series A-1, 5%
             due 8/01/2022                                                  777

    2,000    Erie County, New York, IDA, Life Care Community
             Revenue Bonds (Episcopal Church Home), Series A,
             5.875% due 2/01/2018                                         2,053

    1,000    Erie County, New York, IDA, Revenue Bonds (Orchard
             Park CCRC, Inc. Project), Series A, 6% due 11/15/2026        1,061

    3,835    Erie County, New York, IDA, School Facility Revenue
             Bonds (City of Buffalo Project), 5.75% due 5/01/2024 (e)     4,033

      500    Essex County, New York, IDA, Environmental Improvement
             Revenue Bonds (International Paper Company Project),
             AMT, Series A, 4.60% due 12/01/2030                            476

      750    Essex County, New York, IDA, Solid Waste Disposal,
             Revenue Refunding Bonds (International Paper Company),
             AMT, Series A, 5.20% due 12/01/2023                            771

      500    Genesee County, New York, IDA, Civic Facility Revenue
             Refunding Bonds (United Memorial Medical Center
             Project), 4.75% due 12/01/2014                                 499

    1,000    Hempstead Town, New York, IDA, Resource Recovery
             Revenue Refunding Bonds (American Refinery-Fuel Co.
             Project), 5% due 12/01/2010                                  1,020

    5,000    Long Island Power Authority, New York, Electric
             System Revenue Refunding Bonds, Series D, 5%
             due 9/01/2025 (g)                                            5,264

    1,000    New York City, New York, City Housing Development
             Corporation, M/F Housing Revenue Bonds, AMT,
             Series J-2, 4.75% due 11/01/2027                               990

    1,615    New York City, New York, City Housing Development
             Corporation, Presidential Revenue Bonds (The Animal
             Medical Center), Series A, 5.50% due 12/01/2033              1,677

    1,415    New York City, New York, City IDA, Civic Facility Revenue
             Bonds (PSCH Inc. Project), 6.20% due 7/01/2020               1,501

    1,160 New York City, New York, City IDA, Civic Facility Revenue Refunding Bonds (Special Needs Facilities Pooled Program),
             Series A-1, 5.15% due 7/01/2015 (a)                          1,225

             New York City, New York, City IDA, PILOT Revenue
             Bonds:
    2,000       (Queens Baseball Stadium Project), 5%
                due 1/01/2031 (b)                                         2,109
    2,400       (Yankee Stadium Project), 5% due 3/01/2031 (d)            2,527



     Face
   Amount    Municipal Bonds                                           Value

New York (continued)

             New York City, New York, City IDA, Special Facility
             Revenue Bonds, AMT:
   $1,500       (1990 American Airlines Inc. Project), 5.40%
                due 7/01/2020                                         $   1,487
    1,000       (British Airways Plc Project), 7.625%
                due 12/01/2032                                            1,107
    1,000       (Continental Airlines Inc. Project), 8.375%
                due 11/01/2016                                            1,106
    1,000       (Terminal One Group Association Project),
                5.50% due 1/01/2024                                       1,072

             New York City, New York, GO, Series J:
    2,095       5.50% due 6/01/2013 (h)                                   2,275
    1,500       5.25% due 5/15/2018 (g)                                   1,607
      905       5.50% due 6/01/2021                                         970

    1,775    New York City, New York, GO, Sub-Series F-1, 5%
             due 9/01/2026                                                1,849

      500    New York City, New York, Trust for Cultural Resources
             Revenue Bonds (Museum of American Folk Art), 6.125%
             due 7/01/2030 (a)                                              535

    2,750    New York Convention Center Development Corporation,
             New York, Revenue Bonds (Hotel Unit Fee Secured), 5%
             due 11/15/2024 (b)                                           2,893

      600    New York State Dormitory Authority, Mental Health
             Services Facilities Improvement, Revenue Bonds,
             Series B, 5% due 2/15/2030 (b)                                 626

    1,000    New York State Dormitory Authority, Non-State
             Supported Debt Revenue Bonds (Saint Johns University),
             Series A, 5% due 7/01/2027 (g)                               1,060

             New York State Dormitory Authority, Non-State
             Supported Debt, Revenue Refunding Bonds (Mount
             Sinai-NYU Center Health System), Series A:
      330       6.50% due 7/01/2010 (h)                                     358
      660       6.625% due 7/01/2010 (h)                                    719
      670       6.50% due 7/01/2015                                         714
      340       6.625% due 7/01/2018                                        363

    1,130    New York State Dormitory Authority, Non-State
             Supported Debt, Revenue Refunding Bonds (New
             York University Hospital Center), Series A, 5%
             due 7/01/2016                                                1,167

             New York State Dormitory Authority Revenue Bonds:
    1,500       (North Shore Long Island Jewish Group), 5%
                due 5/01/2013                                             1,565
    1,735       (Winthrop S. Nassau University), 5.50%
                due 7/01/2011                                             1,817

             New York State Dormitory Authority Revenue
             Refunding Bonds:
    1,305       (Lenox Hill Hospital Obligation Group), 5.75%
                due 7/01/2017                                             1,369
    1,000       (State University Educational Facilities), Series A,
                5.50% due 5/15/2013                                       1,067

    1,790    New York State Dormitory Authority, State Personal
             Income Tax Revenue Bonds (Education), Series F, 5%
             due 3/15/2030                                                1,872

    1,500    New York State Dormitory Authority, Supported Debt
             Revenue Refunding Bonds (Department of Health),
             Series A, 5% due 7/01/2025 (c)                               1,566



ANNUAL REPORTS                                                     MAY 31, 2007



Schedule of Investments (continued)
                       BlackRock Muni New York Intermediate Duration Fund, Inc.
                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

New York (continued)

   $  500    New York State Energy Research and Development
             Authority, Gas Facilities Revenue Refunding Bonds
             (Brooklyn Union Gas Company/Keyspan), AMT, Series A,
             4.70% due 2/01/2024 (d)                                 $      506

    1,000    New York State Environmental Facilities Corporation,
             Solid Waste Disposal Revenue Bonds (Waste
             Management Inc. Project), AMT, Series A, 4.45%
             due 7/01/2017                                                  998

    1,185    New York State, HFA, M/F Housing Revenue Bonds
             (Kensico Terrace Apartments), AMT, Series A, 4.75%
             due 8/15/2026                                                1,167

             New York State Mortgage Agency, Homeowner
             Mortgage Revenue Bonds, AMT:
    2,635       Series 130, 4.75% due 10/01/2030                          2,596
      500       Series 143, 4.85% due 10/01/2027                            502

             New York State Mortgage Agency, Homeowner
             Mortgage Revenue Refunding Bonds, AMT:
    1,000       Series 133, 4.95% due 10/01/2021                          1,014
    1,000       Series 137, 4.70% due 10/01/2031                            976
      500       Series 140, 4.65% due 10/01/2026                            486

    2,000    New York State Municipal Bond Bank Agency, Special
             School Purpose Revenue Bonds, Series C, 5.25%
             due 12/01/2018                                               2,118

      500    New York State Thruway Authority, General Revenue
             Refunding Bonds, Series G, 4.75% due 1/01/2030 (e)             511

    2,000    New York State Urban Development Corporation
             Revenue Bonds, Subordinate Lien, Corporation Purpose,
             Series A, 5.125% due 7/01/2019                               2,112

             Saratoga County, New York, IDA Civic Facility Revenue
             Refunding Bonds (The Saratoga Hospital Project),
             Series A, (i):
      365       4.375% due 12/01/2013                                       372
      380       4.50% due 12/01/2014                                        388
      395       4.50% due 12/01/2015                                        403

    1,000    Schenectady, New York, IDA, Civic Facility Revenue
             Refunding Bonds (Union College Project), 5%
             due 7/01/2026                                                1,050

      800    Suffolk County, New York, IDA, Continuing Care and
             Retirement, Revenue Refunding Bonds (Jeffersons Ferry
             Project), 4.625% due 11/01/2016                                801

    1,000    Tobacco Settlement Financing Corporation of New York,
             Asset-Backed Revenue Bonds, Series A-1, 5.25%
             due 6/01/2016                                                1,036

    1,000    Tobacco Settlement Financing Corporation of New
             York Revenue Bonds, Series C-1, 5.50% due 6/01/2022          1,073

             Tompkins County, New York, IDA, Care Community
             Revenue Refunding Bonds (Kendal at Ithaca), Series A-2:
      250       5.75% due 7/01/2018                                         253
    1,000       6% due 7/01/2024                                          1,017

    1,000    Triborough Bridge and Tunnel Authority, New York,
             Revenue Bonds, Series A, 5% due 11/15/2031                   1,051

    1,250    Utica, New York, IDA, Civic Facility Revenue Bonds
             (Utica College Project), Series A, 6.875%
             due 6/01/2009 (h)                                            1,331



     Face
   Amount    Municipal Bonds                                           Value

New York (concluded)

             Westchester County, New York, IDA, Civic Facility
             Revenue Bonds (Special Needs Facilities Pooled
             Program):
   $  515       Series D-1, 6.80% due 7/01/2019                      $      546
      305       Series E-1, 5.50% due 7/01/2007                             305

      750    Yonkers, New York, IDA, Revenue Bonds (Sacred Heart
             Associates, LP Project), AMT, Series A, 4.80%
             due 10/01/2026                                                 755


Guam--3.4%

    1,000    A.B. Won Guam International Airport Authority,
             General Revenue Refunding Bonds, AMT, Series C,
             5.25% due 10/01/2022 (g)                                     1,035

    1,000    Guam Government Waterworks Authority, Water
             and Wastewater System, Revenue Refunding Bonds,
             6% due 7/01/2025                                             1,089


Puerto Rico--8.7%

             Children's Trust Fund Project of Puerto Rico, Tobacco
             Settlement Revenue Refunding Bonds:
      750       5% due 5/15/2011                                            771
      990       5.375% due 5/15/2033                                      1,035

    1,000    Puerto Rico Commonwealth Highway and
             Transportation Authority, Transportation Revenue
             Refunding Bonds, Series K, 5% due 7/01/2030                  1,031

      500    Puerto Rico Commonwealth Infrastructure Financing
             Authority, Special Tax Bonds, Series B, 5%
             due 7/01/2031                                                  516

    1,000    Puerto Rico Commonwealth, Public Improvement, GO,
             Series A, 5.25% due 7/01/2030                                1,058

    1,000    Puerto Rico Municipal Finance Agency, GO, Series A,
             5.25% due 8/01/2025                                          1,054


U.S. Virgin Islands--3.4%

      500    Virgin Islands Government Refinery Facilities, Revenue
             Refunding Bonds (Hovensa Coker Project), AMT, 6.50%
             due 7/01/2021                                                  560

      500    Virgin Islands Public Finance Authority, Refinery
             Facilities Revenue Bonds (Hovensa Refinery), AMT, 4.70%
             due 7/01/2022                                                  498

    1,000    Virgin Islands Public Finance Authority, Senior Lien
             Revenue Bonds (Matching Fund Loan Note), Series A,
             5.25% due 10/01/2024                                         1,055

             Total Municipal Bonds
             (Cost--$89,221)--146.8%                                     92,031



   Shares
     Held    Short-Term Securities

      980    CMA New York Municipal Money Fund, 3.21% (f)(j)                980

Total Short-Term Securities  (Cost--$980)--1.6%                             980

Total Investments (Cost--$90,201*)--148.4%                               93,011
Other Assets Less Liabilities--1.1%                                         699
Preferred Stock, at Redemption Value--(49.5%)                          (31,009)
                                                                     ----------
Net Assets--100.0%                                                   $   62,701
                                                                     ==========



ANNUAL REPORTS                                                     MAY 31, 2007



Schedule of Investments (concluded)
                       BlackRock Muni New York Intermediate Duration Fund, Inc.
                                                                 (In Thousands)


  * The cost and unrealized appreciation (depreciation) of investments as of May 31, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $        90,124
                                                    ===============
    Gross unrealized appreciation                   $         3,034
    Gross unrealized depreciation                             (147)
                                                    ---------------
    Net unrealized appreciation                     $         2,887
                                                    ===============

(a) ACA Insured.

(b) AMBAC Insured.

(c) CIFG Insured.

(d) FGIC Insured.

(e) FSA Insured.


(f) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Dividend
    Affiliate                                   Activity        Income

    CMA New York Municipal
       Money Fund                               (1,361)          $37


(g) MBIA Insured.

(h) Prerefunded.

(i) Radian Insured.

(j) Represents the current yield as of May 31, 2007.

  o Forward interest rate swaps outstanding as of May 31, 2007 were as follows:

                                                Notional      Unrealized
                                                 Amount      Appreciation

    Pay a fixed rate of 3.834% and receive
    a floating rate based on 1 week Bond
    Market Association rate

    Broker, JPMorgan Chase
    Expires August 2017                         $  3,750          $2

    See Notes to Financial Statements.



ANNUAL REPORTS                                                     MAY 31, 2007


Statements of Net Assets

                                                                                             BlackRock           BlackRock
                                                                                                Muni           Muni New York
                                                                                            Intermediate        Intermediate
                                                                                              Duration            Duration
As of May 31, 2007                                                                           Fund, Inc.          Fund, Inc.
Assets

       Investments in unaffiliated securities, at value*                                   $   929,492,124    $    92,030,492
       Investments in affiliated securities, at value**                                                 --            980,248
       Cash                                                                                         99,132             33,290
       Interest receivable                                                                      15,773,718          1,416,046
       Receivables for swaps                                                                            --             53,660
       Unrealized appreciation on forward interest rate swaps                                           --              1,821
       Prepaid expenses                                                                             25,903             12,390
                                                                                           ---------------    ---------------
       Total assets                                                                            945,390,877         94,527,947
                                                                                           ---------------    ---------------

Liabilities

       Trust certificates                                                                       30,035,000                 --
       Payable for securities purchased                                                         17,703,375            500,000
       Dividends payable to Common Stock shareholders                                            2,320,131            222,941
       Payable for interest expense                                                                361,242                 --
       Payable to investment adviser                                                               305,128             31,837
       Payable for variation margin                                                                 38,281                 --
       Payable to other affiliates                                                                  11,560              1,200
       Accrued expenses                                                                            220,716             61,362
                                                                                           ---------------    ---------------
       Total liabilities                                                                        50,995,433            817,340
                                                                                           ---------------    ---------------

Preferred Stock

       Preferred Stock, at redemption value, par value $.10 per share++ of
       AMPS+++ at $25,000 per share liquidation preference                                     320,170,897         31,009,224
                                                                                           ---------------    ---------------

Net Assets Applicable to Common Stock

       Net assets applicable to Common Stock                                               $   574,224,547    $    62,701,383
                                                                                           ===============    ===============

Analysis of Net Assets Applicable to Common Stock

       Undistributed investment income--net                                                $     4,522,630    $       394,182
       Accumulated realized capital losses--net                                                  (900,127)          (134,161)
       Unrealized appreciation--net                                                             30,100,538          2,811,250
                                                                                           ---------------    ---------------
       Total accumulated earnings--net                                                          33,723,041          3,071,271
                                                                                           ---------------    ---------------
       Common Stock, par value $.10 per share++++                                                3,803,493            420,644
       Paid-in capital in excess of par                                                        536,698,013         59,209,468
                                                                                           ===============    ===============
       Net Assets Applicable to Common Stock                                               $   574,224,547    $    62,701,383
                                                                                           ===============    ===============
       Net asset value per share of Common Stock                                           $         15.10    $         14.91
                                                                                           ===============    ===============
       Market price per share of Common Stock                                              $         14.85    $         13.93
                                                                                           ===============    ===============
         * Identified cost for unaffiliated securities                                     $   899,294,791    $    89,221,063
                                                                                           ===============    ===============
        ** Identified cost for affiliated securities                                                    --    $       980,248
                                                                                           ===============    ===============
        ++ Preferred Stock authorized, issued and outstanding:
             Series M7 Shares                                                                        2,000                 --
                                                                                           ===============    ===============
             Series T7 Shares                                                                        2,700                 --
                                                                                           ===============    ===============
             Series W7 Shares                                                                        2,000                 --
                                                                                           ===============    ===============
             Series TH7 Shares                                                                       2,700                 --
                                                                                           ===============    ===============
             Series F7 Shares                                                                        2,000              1,240
                                                                                           ===============    ===============
             Series TH28 Shares                                                                      1,400                 --
                                                                                           ===============    ===============
      ++++ Common Stock issued and outstanding                                                  38,034,934          4,206,439
                                                                                           ===============    ===============

       +++ Auction Market Preferred Stock.

           See Notes to Financial Statements.



ANNUAL REPORTS                                                     MAY 31, 2007


Statements of Operations

                                                                                             BlackRock           BlackRock
                                                                                                Muni           Muni New York
                                                                                            Intermediate        Intermediate
                                                                                              Duration            Duration
For the Year Ended May 31, 2007                                                              Fund, Inc.          Fund, Inc.
Investment Income

       Interest                                                                            $    45,208,735    $     4,429,009
       Dividends from affiliates                                                                        --             36,876
                                                                                           ---------------    ---------------
       Total income                                                                             45,208,735          4,465,885
                                                                                           ---------------    ---------------

Expenses

       Investment advisory fees                                                            $     4,954,571    $       517,220
       Interest expense and fees                                                                 1,154,741                 --
       Commission fees                                                                             813,894             78,591
       Accounting services                                                                         256,314             61,965
       Transfer agent fees                                                                          94,838             27,359
       Professional fees                                                                            62,164             49,692
       Printing and shareholder reports                                                             56,495              6,318
       Custodian fees                                                                               45,210              8,115
       Trustees' fees and expenses                                                                  21,284             20,988
       Listing fees                                                                                 23,447             16,572
       Pricing fees                                                                                 28,717             10,206
       Other                                                                                        75,978             27,895
                                                                                           ---------------    ---------------
       Total expenses before waiver and/or reimbursement                                         7,587,653            824,921
       Waiver and/or reimbursement of expenses                                                 (1,351,247)          (146,058)
                                                                                           ---------------    ---------------
       Total expenses after waiver and/or reimbursement                                          6,236,406            678,863
                                                                                           ---------------    ---------------
       Investment income--net                                                                   38,972,329          3,787,022
                                                                                           ---------------    ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
         Investments--net                                                                        2,093,466            174,071
         Financial futures contracts and forward interest rate swaps--net                      (2,233,053)           (26,609)
                                                                                           ---------------    ---------------
       Total realized gain (loss)--net                                                           (139,587)            147,462
                                                                                           ---------------    ---------------
       Change in unrealized appreciation/depreciation on:
         Investments--net                                                                        7,270,695            840,506
         Financial futures contracts and forward interest rate swaps--net                        (180,141)              1,821
                                                                                           ---------------    ---------------
       Total change in unrealized appreciation/depreciation--net                                 7,090,554            842,327
                                                                                           ---------------    ---------------
       Total realized and unrealized gain--net                                                   6,950,967            989,789
                                                                                           ---------------    ---------------

Dividends & Distributions to Preferred Stock Shareholders

       Investment income--net                                                                 (10,462,698)        (1,046,683)
       Realized gain--net                                                                      (1,446,608)                 --
                                                                                           ---------------    ---------------
       Total dividends and distributions to Preferred Stock shareholders                      (11,909,306)        (1,046,683)
                                                                                           ---------------    ---------------
       Net Increase in Net Assets Resulting from Operations                                $    34,013,990    $     3,730,128
                                                                                           ===============    ===============

       See Notes to Financial Statements.



ANNUAL REPORTS                                                     MAY 31, 2007


Statements of Changes in Net Assets                                           BlackRock Muni Intermediate Duration Fund, Inc.

                                                                                                   For the Year Ended May 31,
Increase (Decrease) in Net Assets:                                                                 2007               2006
Operations

       Investment income--net                                                              $    38,972,329    $    39,613,750
       Realized gain (loss)--net                                                                 (139,587)          6,991,310
       Change in unrealized appreciation/depreciation--net                                       7,090,554       (12,769,857)
       Dividends and distributions to Preferred Stock shareholders                            (11,909,306)        (9,360,228)
                                                                                           ---------------    ---------------
       Net increase in net assets resulting from operations                                     34,013,990         24,474,975
                                                                                           ---------------    ---------------

Dividends & Distributions to Common Stock Shareholders

       Investment income--net                                                                 (28,297,991)       (32,101,484)
       Realized gain--net                                                                      (4,525,473)        (8,646,634)
                                                                                           ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to
       Common Stock shareholders                                                              (32,823,464)       (40,748,118)
                                                                                           ---------------    ---------------

Stock Transactions

       Offering and underwriting costs resulting from the issuance of Preferred Stock                   --          (494,868)
                                                                                           ---------------    ---------------
       Net decrease in net assets derived from stock transactions                                       --          (494,868)
                                                                                           ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                        1,190,526       (16,768,011)
       Beginning of year                                                                       573,034,021        589,802,032
                                                                                           ---------------    ---------------
       End of year*                                                                        $   574,224,547    $   573,034,021
                                                                                           ===============    ===============
           * Undistributed investment income--net                                          $     4,522,630    $     4,311,098
                                                                                           ===============    ===============

             See Notes to Financial Statements.



Statements of Changes in Net Assets                                  BlackRock Muni New York Intermediate Duration Fund, Inc.

                                                                                                   For the Year Ended May 31,
Increase (Decrease) in Net Assets:                                                                 2007               2006
Operations

       Investment income--net                                                              $     3,787,022    $     3,671,782
       Realized gain--net                                                                          147,462            285,861
       Change in unrealized appreciation/depreciation--net                                         842,327        (1,852,166)
       Dividends to Preferred Stock shareholders                                               (1,046,683)          (821,449)
                                                                                           ---------------    ---------------
       Net increase in net assets resulting from operations                                      3,730,128          1,284,028
                                                                                           ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                  (2,700,534)        (2,902,443)
                                                                                           ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders        (2,700,534)        (2,902,443)
                                                                                           ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                        1,029,594        (1,618,415)
       Beginning of year                                                                        61,671,789         63,290,204
                                                                                           ---------------    ---------------
       End of year*                                                                        $    62,701,383    $    61,671,789
                                                                                           ===============    ===============
           * Undistributed investment income--net                                          $       394,182    $       354,377
                                                                                           ===============    ===============

             See Notes to Financial Statements.



ANNUAL REPORTS                                                     MAY 31, 2007


Financial Highlights                                                          BlackRock Muni Intermediate Duration Fund, Inc.

                                                                                                              For the Period
                                                                                       For the Year          August 1, 2003++
The following per share data and ratios have been derived                             Ended May 31,             to May 31,
from information provided in the financial statements.                      2007           2006         2005       2004
Per Share Operating Performance

Net asset value, beginning of period                                    $      15.07   $      15.51   $      14.52   $      14.33
                                                                        ------------   ------------   ------------   ------------
Investment income--net                                                     1.03+++++      1.04+++++      1.02+++++            .79
Realized and unrealized gain (loss)--net                                         .18          (.15)           1.15            .21
Dividends and distributions to Preferred Stock shareholders:
  Investment income--net                                                       (.28)          (.21)          (.11)          (.06)
  Realized gain--net                                                           (.04)          (.04)          (.02)             --
                                                                        ------------   ------------   ------------   ------------
Total from investment operations                                                 .89            .64           2.04            .94
                                                                        ------------   ------------   ------------   ------------
Less dividends and distributions to Common Stock shareholders:
  Investment income--net                                                       (.74)          (.84)          (.86)          (.65)
  Realized gain--net                                                           (.12)          (.23)          (.19)             --
                                                                        ------------   ------------   ------------   ------------
Total dividends and distributions to Common Stock shareholders                 (.86)         (1.07)         (1.05)          (.65)
                                                                        ------------   ------------   ------------   ------------
Offering costs resulting from issuance of Common Stock                            --             --             --          (.02)
                                                                        ------------   ------------   ------------   ------------
Offering and underwriting costs resulting from issuance of
Preferred Stock                                                                   --          (.01)             --          (.08)
                                                                        ------------   ------------   ------------   ------------
Net asset value, end of period                                          $      15.10   $      15.07   $      15.51   $      14.52
                                                                        ============   ============   ============   ============
Market price per share, end of period                                   $      14.85   $      14.52   $      13.94   $      13.10
                                                                        ============   ============   ============   ============

Total Investment Return**

Based on net asset value per share                                             6.14%          4.71%         15.36%       6.09%+++
                                                                        ============   ============   ============   ============
Based on market price per share                                                8.34%         12.25%         14.93%     (8.59%)+++
                                                                        ============   ============   ============   ============

Ratios Based on Average Net Assets Applicable to Common Stock

Total expenses, net of waiver and excluding interest expense
and fees***                                                                     .87%           .87%           .84%          .75%*
                                                                        ============   ============   ============   ============
Total expenses, net of waiver***                                               1.07%          1.00%           .85%          .75%*
                                                                        ============   ============   ============   ============
Total expenses***                                                              1.31%          1.24%          1.07%         1.03%*
                                                                        ============   ============   ============   ============
Investment income--net***                                                      6.71%          6.82%          6.77%         6.51%*
                                                                        ============   ============   ============   ============
Amount of dividends to Preferred Stock shareholders                            1.80%          1.36%           .74%          .48%*
                                                                        ============   ============   ============   ============
Investment income--net, to Common Stock shareholders                           4.91%          5.46%          6.03%         6.03%*
                                                                        ============   ============   ============   ============

Ratios Based on Average Net Assets Applicable to Preferred Stock

Dividends to Preferred Stock shareholders                                      3.27%          2.51%          1.50%          .97%*
                                                                        ============   ============   ============   ============

Supplemental Data

Net assets applicable to Common Stock, end of period (in thousands)     $    574,225   $    573,034   $    589,802   $    552,179
                                                                        ============   ============   ============   ============
Preferred Stock outstanding at liquidation preference,
end of period (in thousands)                                            $    320,000   $    320,000   $    285,000   $    285,000
                                                                        ============   ============   ============   ============
Portfolio turnover                                                               12%            49%            54%            70%
                                                                        ============   ============   ============   ============

Leverage

Asset coverage per $1,000                                               $      2,794   $      2,791   $      3,069   $      2,937
                                                                        ============   ============   ============   ============

Dividends Per Share on Preferred Stock Outstanding

Series M7++++--Investment income--net                                   $        809   $        613   $        372   $        190
                                                                        ============   ============   ============   ============
Series T7++++--Investment income--net                                   $        818   $        624   $        377   $        192
                                                                        ============   ============   ============   ============
Series W7++++--Investment income--net                                   $        818   $        623   $        374   $        188
                                                                        ============   ============   ============   ============
Series TH7++++--Investment income--net                                  $        825   $        631   $        375   $        188
                                                                        ============   ============   ============   ============
Series F7++++--Investment income--net                                   $        809   $        611   $        373   $        189
                                                                        ============   ============   ============   ============
Series TH28++++++--Investment income--net                               $        826   $        580             --             --
                                                                        ============   ============   ============   ============

         * Annualized.

        ** Total investment returns based on market value, which can be significantly greater or lesser than net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

       *** Do not reflect the effect of dividends to Preferred Stock shareholders.

        ++ Commencement of operations.

      ++++ Issued on August 20, 2003.

    ++++++ Issued on August 3, 2005.

       +++ Aggregate total investment
           return.

     +++++ Based on average shares
           outstanding.

           See Notes to Financial Statements.



ANNUAL REPORTS                                                     MAY 31, 2007


Financial Highlights (concluded)                                     BlackRock Muni New York Intermediate Duration Fund, Inc.

                                                                                                              For the Period
                                                                                       For the Year          August 1, 2003++
The following per share data and ratios have been derived                             Ended May 31,             to May 31,
from information provided in the financial statements.                      2007           2006         2005       2004
Per Share Operating Performance

Net asset value, beginning of period                                    $      14.66   $      15.05   $      14.45   $      14.33
                                                                        ------------   ------------   ------------   ------------
Investment income--net                                                      .90+++++       .87+++++       .85+++++            .68
Realized and unrealized gain (loss)--net                                         .24          (.37)            .58            .19
Dividends to Preferred Stock shareholders from investment income--net          (.25)          (.20)          (.11)          (.06)
                                                                        ------------   ------------   ------------   ------------
Total from investment operations                                                 .89            .30           1.32            .81
                                                                        ------------   ------------   ------------   ------------
Less dividends to Common Stock shareholders from investment income--net        (.64)          (.69)          (.72)          (.54)
                                                                        ------------   ------------   ------------   ------------
Offering costs resulting from issuance of Common Stock                            --             --             --          (.03)
                                                                        ------------   ------------   ------------   ------------
Offering and underwriting costs resulting from issuance of
Preferred Stock                                                                   --             --             --          (.12)
                                                                        ------------   ------------   ------------   ------------
Net asset value, end of period                                          $      14.91   $      14.66   $      15.05   $      14.45
                                                                        ============   ============   ============   ============
Market price per share, end of period                                   $      13.93   $      13.03   $      13.44   $      12.79
                                                                        ============   ============   ============   ============

Total Investment Return**

Based on net asset value per share                                             6.57%          2.52%          9.99%       4.71%+++
                                                                        ============   ============   ============   ============
Based on market price per share                                               12.02%          2.03%         10.97%    (11.46%)+++
                                                                        ============   ============   ============   ============

Ratios Based on Average Net Assets Applicable to Common Stock

Total expenses, net of waiver and/or reimbursement***                          1.08%          1.10%          1.15%          .81%*
                                                                        ============   ============   ============   ============
Total expenses***                                                              1.31%          1.33%          1.38%         1.19%*
                                                                        ============   ============   ============   ============
Total investment income--net***                                                6.01%          5.89%          5.75%         5.40%*
                                                                        ============   ============   ============   ============
Amount of dividends to Preferred Stock shareholders                            1.66%          1.32%           .77%          .45%*
                                                                        ============   ============   ============   ============
Investment income--net, to Common Stock shareholders                           4.35%          4.57%          4.98%         4.95%*
                                                                        ============   ============   ============   ============

Ratios Based on Average Net Assets Applicable to Preferred Stock

Dividends to Preferred Stock shareholders                                      3.38%          2.65%          1.55%          .96%*
                                                                        ============   ============   ============   ============

Supplemental Data

Net assets applicable to Common Stock, end of period (in thousands)     $     62,701   $     61,672   $     63,290   $     60,778
                                                                        ============   ============   ============   ============
Preferred Stock outstanding at liquidation preference,
end of period (in thousands)                                            $     31,000   $     31,000   $     31,000   $     31,000
                                                                        ============   ============   ============   ============
Portfolio turnover                                                               29%            49%            17%            21%
                                                                        ============   ============   ============   ============

Leverage

Asset coverage per $1,000                                               $      3,023   $      2,989   $      3,042   $      2,961
                                                                        ============   ============   ============   ============

Dividends Per Share on Preferred Stock Outstanding

Series F7++++--Investment income--net                                   $        844   $        662   $        389   $        188
                                                                        ============   ============   ============   ============

         * Annualized.

        ** Total investment returns based on market value, which can be significantly greater or lesser than net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

       *** Do not reflect the effect of dividends to Preferred Stock shareholders.

        ++ Commencement of operations.

      ++++ Issued on August 20, 2003.

       +++ Aggregate total investment return.

     +++++ Based on average shares outstanding.

           See Notes to Financial Statements.



ANNUAL REPORTS                                                     MAY 31, 2007



Notes to Financial Statements


1. Significant Accounting Policies:
On September 29, 2006, Muni Intermediate Duration Fund, Inc. and Muni New York Intermediate Duration Fund, Inc. were renamed BlackRock Muni Intermediate Duration Fund, Inc. and BlackRock Muni New York Intermediate Duration Fund, Inc. (the "Funds" or individually as the "Fund"), respectively. The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds determine and make available for publication the net asset values of their Common Stock on a daily basis. Each Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MUI for BlackRock Muni Intermediate Duration Fund, Inc. and MNE for BlackRock Muni New York Intermediate Duration Fund, Inc.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC markets or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the respective Board of Directors. Such valuations and procedures are reviewed periodically by the respective Board of Directors of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Funds' pricing service. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the respective Board of Directors of the Funds.

(b) Derivative financial instruments--Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--Each Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--Each Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). Written and purchased options are non-income producing investments.

* Forward interest rate swaps--Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.



ANNUAL REPORTS                                                     MAY 31, 2007



Notes to Financial Statements (continued)


* Swaps--Each Fund may enter into swap agreements which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specific security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Municipal bonds held in trust--BlackRock Muni Intermediate Duration Fund, Inc. invests in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which a Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. The Fund's transfers of the municipal securities to a TOB do not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in the Fund's schedule of investments and the proceeds from the transactions are reported as liability for trust certificates. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of a Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Fund include the right of the Fund (1) to cause the holders of a proportional share of floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Fund. At May 31, 2007, in reference to BlackRock Muni Intermediate Duration Fund, Inc., the aggregate value of the underlying municipal securities transferred to TOBs was $63,269,180, the related liability for trust certificates was $30,035,000 and the range of interest rates was 3.26% to 4.02%. BlackRock Muni New York Intermediate Duration Fund, Inc. did not invest in these types of securities for the year ended May 31, 2007.

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, a Fund's investments in TOB Residuals likely will adversely affect a Fund's investment income--net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Fund's net asset value per share.

While the Funds' investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Funds to borrow money for purposes of making investments. The Fund's management believes that the Fund's restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the trans-actions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.



ANNUAL REPORTS                                                     MAY 31, 2007



Notes to Financial Statements (continued)


(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Offering costs--Direct expenses relating to the public offering of BlackRock Muni Intermediate Duration Fund, Inc.'s Preferred Stock were charged to capital at the time of issuance of the shares.

(h) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board released FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on each Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on each Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on each Fund's financial statements, if any, has not been determined.

(i) Reclassifications--BlackRock Muni Intermediate Duration Fund, Inc.--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $162 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses and $108 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of permanent differences attributable to distributions paid in excess of taxable income. These reclassifications have no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers L.P. ("MLIM") and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of each Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between each Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was each Fund's manager. The general partner of FAM is an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.



ANNUAL REPORTS                                                     MAY 31, 2007



Notes to Financial Statements (continued)



The Manager is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. For such services, each Fund pays a monthly fee at an annual rate of .55% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. The Manager (and formerly FAM) has contractually agreed to waive a portion of its fee during the first seven years of each Fund's operations ending July 31, 2010, as follows:


                                                             Fee Waiver
                                                       (As a Percentage
                                                       of Average Daily
                                                            Net Assets)

Years 1 through 5                                                  .15%
Year 6                                                             .10%
Year 7                                                             .05%
Year 8 and thereafter                                              .00%


The Manager has not agreed to waive any portion of its fee beyond July 31, 2010.

For the period June 1, 2006 to September 29, 2006, FAM earned fees and waived a portion of its fees as follows:


                                 Investment Advisory               Fees
                                      Fees Earned by          Waived by
                                                 FAM                FAM

BlackRock Muni Intermediate
  Duration Fund, Inc.                     $1,660,595           $452,890
BlackRock Muni New York
  Intermediate Duration
  Fund, Inc.                              $  172,505           $ 47,047


For the period September 30, 2006 to May 31, 2007, the Manager earned fees and waived a portion of its fees as follows:


                                 Investment Advisory               Fees
                                      Fees Earned by          Waived by
                                         the Manager        the Manager

BlackRock Muni Intermediate
  Duration Fund, Inc.                     $3,293,976          $ 898,357
BlackRock Muni New York
  Intermediate Duration
  Fund, Inc.                              $  344,715         $   94,012


In addition, FAM and/or the Manager has agreed to reimburse its management fee by the amount of management fees BlackRock Muni New York Intermediate Duration Fund, Inc. pays to FAM and/or the Manager indirectly through its investment in CMA New York Municipal Money Fund. The reimbursements were as follows:


                                  For the Period         For the Period
                                 June 1, 2006 to     September 30, 2006
                              September 29, 2006        to May 31, 2007
                                   Reimbursement          Reimbursement
                                          by FAM         by the Manager

                                          $2,660                 $2,339


In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC, ("BIM"), an affiliate of the Manager, with respect to each Fund, under which the Manager pays BIM for services it provides a monthly fee that is a percentage of the management fee paid by each Fund to the Manager.

For the year ended May 31, 2006, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch and an affiliate of FAM, received underwriting fees of $350,000 in connection with the issuance of BlackRock Muni Intermediate Duration Fund, Inc.'s Preferred Stock.

For the year ended May 31, 2007, each Fund reimbursed FAM and/or the Manager for certain accounting services. The reimbursements were as follows:


                                  For the Period         For the Period
                                 June 1, 2006 to     September 30, 2006
                              September 29, 2006        to May 31, 2007
                                   Reimbursement          Reimbursement
                                          to FAM         to the Manager

BlackRock Muni
Intermediate Duration
Fund, Inc.                                $6,970                $11,560
BlackRock Muni
New York Intermediate
Duration Fund, Inc.                       $  722                $ 1,852


Prior to September 29, 2006, certain officers and/or directors of the Funds were officers and/or directors of FAM, MLIM, PSI, FAMD, and/or Merrill Lynch.

Commencing September 29, 2006, certain officers and/or directors of the Funds are officers and/or directors of BlackRock, Inc. or its affiliates.



ANNUAL REPORTS                                                     MAY 31, 2007



Notes to Financial Statements (continued)


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2007 were as follows:


                                                              BlackRock
                                      BlackRock Muni      Muni New York
                                        Intermediate       Intermediate
                                            Duration           Duration
                                          Fund, Inc.         Fund, Inc.

Total Purchases                         $120,162,063        $28,985,480
Total Sales                             $110,010,961        $27,026,410


4. Stock Transactions:
Each Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of common stock without approval of the holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Funds, with a par value of $.10 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at May 31, 2007 were as follows:


                                                              BlackRock
                                      BlackRock Muni      Muni New York
                                        Intermediate       Intermediate
                                            Duration           Duration
                                          Fund, Inc.         Fund, Inc.

Series M7                                      3.75%                 --
Series T7                                      3.70%                 --
Series W7                                      3.82%                 --
Series TH7                                     3.75%                 --
Series F7                                      3.78%              3.62%
Series TH28                                    3.60%                 --


BlackRock Muni Intermediate Duration Fund, Inc.

Shares issued and outstanding during the year ended May 31, 2007 remained constant and during the year ended May 31, 2006 increased by 1,400 from the issuance of an additional series of Preferred Stock.


BlackRock Muni New York Intermediate Duration Fund, Inc.

Shares issued and outstanding during the years ended May 31, 2007 and May 31, 2006 remained constant.

Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended May 31, 2007, MLPF&S earned $550,534 relating to BlackRock Muni Intermediate Duration Fund, Inc. and $61,173 relating to BlackRock Muni New York Intermediate Duration Fund, Inc., as commissions.


5. Distributions to Shareholders:
On July 2, 2007, each Fund paid a tax-exempt income dividend to holders of Common Stock to shareholders of record on June 15, 2007. The amounts of the tax-exempt income dividends per share was as follows:


                                                          Per Share
                                                             Amount

BlackRock Muni Intermediate Duration Fund, Inc.            $.061000
BlackRock Muni New York Intermediate
   Duration Fund, Inc.                                     $.053000



BlackRock Muni Intermediate Duration Fund, Inc.

The tax character of distributions paid during the fiscal years ended May 31, 2007 and May 31, 2006 was as follows:


                                           5/31/2007          5/31/2006

Distributions paid from:
  Tax-exempt income                  $    38,760,689    $    39,996,579
  Ordinary income                          4,118,763          1,319,480
  Net long-term capital gains              1,853,318          8,792,287
                                     ---------------    ---------------
Total distributions                  $    44,732,770    $    50,108,346
                                     ===============    ===============


As of May 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net                    $     4,019,870
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                             4,019,870
Capital loss carryforward                                    (318,382)*
Unrealized gains--net                                      30,021,553**
                                                        ---------------
Total accumulated earnings--net                         $    33,723,041
                                                        ===============

 * On May 31, 2007, the Fund had a net capital loss carryforward of $318,382, all of which expires in 2015. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the differences between book and tax treatment of residual interests in tender option bonds.



ANNUAL REPORTS                                                     MAY 31, 2007



Notes to Financial Statements (concluded)


BlackRock Muni New York Intermediate Duration Fund, Inc.

The tax character of distributions paid during the fiscal years ended May 31, 2007 and May 31, 2006 was as follows:


                                           5/31/2007          5/31/2006

Distributions paid from:
  Tax-exempt income                  $     3,747,217    $     3,723,892
                                     ---------------    ---------------
Total distributions                  $     3,747,217    $     3,723,892
                                     ===============    ===============


As of May 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net                    $       316,210
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                               316,210
Capital loss carryforward                                    (134,161)*
Unrealized gains--net                                       2,889,222**
                                                        ---------------
Total accumulated earnings--net                         $     3,071,271
                                                        ===============

 * On May 31, 2007, the Fund had a net capital loss carryforward of $134,161, all of which expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


6. Restatement Information:
Subsequent to the initial issuance of its May 31, 2006 financial statements, BlackRock Muni Intermediate Duration Fund, Inc. determined that the criteria for sale accounting in FAS 140 had not been met for certain transfers of municipal bonds, and that these transfers should have been accounted for as secured borrowings rather than as sales. As a result, certain financial highlights for the year ended May 31, 2005 have been restated to give effect to recording the transfers of the municipal bonds as secured borrowings, including recording interest on the bonds as interest income and interest on the secured borrowings as interest expense.


BlackRock Muni Intermediate Duration Fund, Inc.


Financial Highlights
For the Year Ended May 31, 2005

                                                          2005

                                          Previously
                                            Reported           Restated

Total expenses, net of waiver***                .84%               .85%
Portfolio turnover                            54.55%                54%

*** Do not reflect the effect of dividends to Preferred Stock shareholders.




ANNUAL REPORTS                                                     MAY 31, 2007



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of BlackRock Muni Intermediate Duration Fund, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of BlackRock Muni Intermediate Duration Fund, Inc. (formerly Muni Intermediate Duration Fund, Inc.) (the "Fund") as of May 31, 2007, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits. The financial highlights for the year ended May 31, 2005 (before the restatement described in Note 6) were audited by other auditors whose report, dated July 13, 2005, expressed a qualified opinion on the financial highlights because of the errors described in Note 6. The financial highlights for the period August 1, 2003 (commencement of operations) to May 31, 2004 were audited by other auditors whose report, dated July 13, 2005, ex-pressed an unqualified opinion on those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights of BlackRock Muni Intermediate Duration Fund, Inc. referred to above, present fairly, in all material respects, its financial position as of May 31, 2007, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

We also have audited the adjustments, applied by management, to restate certain financial highlights for the year ended May 31, 2005 to correct the errors described in Note 6. These adjustments are the responsibility of the Fund's management. The audit procedures that we performed with respect to the adjustments included such tests as we considered necessary in the circumstances and were designed to obtain reasonable assurance about whether the adjustments are appropriate and have been properly applied, in all material respects, to the restated financial highlights for the year ended May 31, 2005. We did not perform any audit procedures designed to assess whether any additional adjustments to such financial highlights might be necessary in order for such financial highlights to be presented in conformity with generally accepted accounting principles. In our opinion, the adjustments to the financial highlights for the year ended May 31, 2005 described in Note 6 are appropriate and have been properly applied, in all material respects. However, we were not engaged to audit, review, or apply any procedures to such financial highlights other than with respect to the adjustments described in Note 6 and, accordingly, we do not express an opinion or any other form of assurance on such financial highlights.


Deloitte & Touche LLP
Princeton, New Jersey

July 20, 2007




ANNUAL REPORTS                                                     MAY 31, 2007



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of BlackRock Muni New York Intermediate Duration Fund, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of BlackRock Muni New York Intermediate Duration Fund, Inc. (formerly Muni New York Intermediate Duration Fund, Inc.) (the "Fund") as of May 31, 2007, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended May 31, 2006 and the financial highlights for each of the two years in the period then ended and for the period August 1, 2003 (commencement of operations) to May 31, 2004 were audited by other auditors whose report, dated July 14, 2006, expressed an unqualified opinion on that financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of BlackRock Muni New York Intermediate Duration Fund, Inc. as of May 31, 2007, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey

July 20, 2007



Fund Certifications


In September 2006, BlackRock Muni Intermediate Duration Fund, Inc. and BlackRock Muni New York Intermediate Duration Fund, Inc. filed their Chief Executive Officer Certifications with the New York Stock Exchange pursuant to
Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Funds' Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Funds' Forms N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.



ANNUAL REPORTS                                                     MAY 31, 2007



Automatic Dividend Reinvestment Plan


How the Plan Works--The Funds offer a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by each Fund are automatically reinvested in additional shares of Common Stock of each Fund. The Plan is administered on behalf of the shareholders by Computershare Trust Company, N.A. (the "Plan Agent"). Under the Plan, whenever the Funds declare a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of each Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of each Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, each Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Funds' net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan--Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Funds unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan--The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Funds. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of each Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since each Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees--There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications--The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash.

Contact Information--All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010,
Telephone: 800-426-5523.



ANNUAL REPORTS                                                     MAY 31, 2007


Officers and Directors

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in  Other Public
                      Position(s)    Length of                                                   Fund Complex   Directorships
                      Held with      Time                                                        Overseen by    Held by
Name, Address & Age   Funds          Served   Principal Occupation(s) During Past 5 Years        Director       Director
Interested Director


Robert C. Doll, Jr.*  Fund           2005 to  Vice Chairman and Director of BlackRock, Inc.,     122 Funds      None
P.O. Box 9011         President      present  Global Chief Investment Officer for Equities,      168 Portfolios
Princeton,            and                     Chairman of the BlackRock Retail Operating
NJ 08543-9011         Director                Committee, and member of the BlackRock Executive
Age: 52                                       Committee since 2006; President of the funds
                                              advised by Merrill Lynch Investment Managers, L.P.
                                              ("MLIM") and its affiliates ("MLIM/FAM-advised
                                              funds") from 2005 to 2006 and Chief Investment
                                              Officer thereof from 2001 to 2006; President of
                                              MLIM and Fund Asset Management, L.P. ("FAM")
                                              from 2001 to 2006; Co-Head (Americas Region)
                                              thereof from 2000 to 2001 and Senior Vice
                                              President from 1999 to 2001; President and Director
                                              of Princeton Services, Inc. ("Princeton Services")
                                              and President of Princeton Administrators, L.P.
                                              ("Princeton Administrators") from 2001 to 2006;
                                              Chief Investment Officer of OppenheimerFunds, Inc.
                                              in 1999 and Executive Vice President thereof from
                                              1991 to 1999.

 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as defined in the
   Investment Company Act, of the Fund based on his positions with BlackRock, Inc.
   and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the respective Board of Directors.



ANNUAL REPORTS                                                     MAY 31, 2007


Officers and Directors (continued)

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in  Other Public
                      Position(s)    Length of                                                   Fund Complex   Directorships
                      Held with      Time                                                        Overseen by    Held by
Name, Address & Age   Funds          Served   Principal Occupation(s) During Past 5 Years        Director       Director
Independent Directors*


Donald W. Burton      Director       2003 to  Managing General Partner of The Burton             21 Funds       Knology, Inc.
P.O. Box 9095                        present  Partnership, Limited Partnership (an investment    38 Portfolios  (telecommuni-
Princeton,                                    partnership) since 1979; Managing General                         cations);
NJ 08543-9095                                 Partner of The South Atlantic Venture Funds since                 Symbion, Inc.
Age: 63                                       1983; Member of the Investment Advisory Council                   (healthcare);
                                              of the Florida State Board of Administration                      and Capital
                                              since 2001.                                                       Southwest
                                                                                                                (financial)


John Francis O'Brien  Director       2004 to  President and Chief Executive Officer of           21 Funds       Cabot
P.O. Box 9095                        present  Allmerica Financial Corporation (financial         38 Portfolios  Corporation
Princeton,                                    services holding company) from 1995 to 2002 and                   (chemicals);
NJ 08543-9095                                 Director from 1995 to 2003; President of                          LKQ Corporation
Age: 64                                       Allmerica Investment Management Co., Inc.                         (auto parts
                                              (investment adviser) from 1989 to 2002, Director                  manufacturing);
                                              from 1989 to 2002 and Chairman of the Board from                  and TJX
                                              1989 to 1990; President, Chief Executive Officer                  Companies, Inc.
                                              and Director of First Allmerica Financial Life                    (retailer)
                                              Insurance Company from 1989 to 2002 and Director
                                              of various other Allmerica Financial companies
                                              until 2002; Director from 1989 to 2006, Member
                                              of the Governance Nominating Committee from 2004
                                              to 2006, Member of the Compensation Committee from
                                              1989 to 2006 and Member of the Audit Committee
                                              from 1990 to 2004 of ABIOMED; Director, Member
                                              of the  Governance and Nomination Committee
                                              and Member of the Audit Committee of Cabot
                                              Corporation since 1990; Director and Member of
                                              the Audit Committee and Compensation Committee
                                              of LKQ Corporation since 2003; Lead Director of TJX
                                              Companies, Inc. since 1996; Trustee of the Woods
                                              Hole Oceanographic Institute since 2003. Director,
                                              Ameresco, Inc. since 2006. Director, Boston Lyric
                                              Opera since 2002.


David H. Walsh        Director       2003 to  Director, Ruckleshaus Institute and Haub School    21 Funds       None
P.O. Box 9095                        present  of Natural Resources at the University of          38 Portfolios
Princeton,                                    Wyoming since 2006; Consultant with Putnam
NJ 08543-9095                                 Investments from 1993 to 2003, and employed in
Age: 65                                       various capacities therewith from 1973 to 1992;
                                              Director, Massachusetts Audubon Society from 1990
                                              to 1997; Director, The National Audubon Society
                                              from 1998 to 2005; Director, The American Museum
                                              of Fly Fishing since 1997.


Fred G. Weiss**       Director       2003 to  Managing Director of FGW Associates since          21 Funds       Watson
P.O. Box 9095                        present  1997; Vice President, Planning, Investment and     38 Portfolios  Pharmaceu-
Princeton,                                    Development of Warner Lambert Co. from 1979                       ticals, Inc.
NJ 08543-9095                                 to 1997; Director of the Michael J. Fox Foundation                (pharmaceu-
Age: 65                                       for Parkinson's Research since 2000; Director of                  tical
                                              BTG International Plc (a global technology                        company)
                                              commercialization company) since 2001.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Directors and the Audit Committee.



ANNUAL REPORTS                                                     MAY 31, 2007


Officers and Directors (concluded)

                      Position(s)    Length of
                      Held with      Time
Name, Address & Age   Funds          Served   Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke       Vice           2003 to  Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
P.O. Box 9011         President      present  Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P.
Princeton,            and                     ("FAM") in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and
NJ 08543-9011         Treasurer               Treasurer thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990
Age: 46                                       to 1997.


Karen Clark           Fund Chief     2007 to  Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
P.O. Box 9011         Compliance     present  BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to
Princeton,            Officer                 2007; Principal and Senior Compliance Officer, State Street Global Advisors,
NJ 08543-9011                                 from 2001 to 2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998
Age: 42                                       to 2001; and Branch Chief, Division of Investment Management and Office of
                                              Compliance Inspections and Examinations, U.S. Securities and Exchange
                                              Commission, from 1993 to 1998.


Alice A. Pellegrino   Secretary      2004 to  Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from
P.O. Box 9011                        present  2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated
Princeton,                                    with MLIM from 1997 to 1999; Secretary of MLIM, FAM, FAM Distributors, Inc.
NJ 08543-9011                                 and Princeton Services from 2004 to 2006.
Age: 47


 * Officers of the Funds serve at the pleasure of the respective Board of Directors.



Custodian
State Street Bank and
Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agents
Common Stock:                        Preferred Stock:
Computershare Trust                  The Bank of New York
Company, N.A.                        101 Barclay Street - 7 West
P.O. Box 43010                       New York, NY 10286
Providence, RI 02940-3010
800-426-5523



Investment Objectives


NYSE Symbol  BlackRock Muni Intermediate Duration Fund, Inc. seeks to provide
MUI shareholders with high current income exempt from federal income taxes by investing primarily in a portfolio of municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.


NYSE Symbol  BlackRock Muni New York Intermediate Duration Fund, Inc. seeks to
MNE provide shareholders with high current income exempt from federal income taxes and New York State and New York City personal income taxes by investing primarily in a portfolio of municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and New York State and New York City personal income taxes.



ANNUAL REPORTS                                                     MAY 31, 2007



Change in Fund's Independent Registered Public Accounting Firm


On August 28, 2006, Ernst & Young LLP ("E&Y") resigned as the Independent Registered Public Accounting Firm of BlackRock Muni Intermediate Duration Fund, Inc. and BlackRock Muni New York Intermediate Duration Fund, Inc. (the "Funds") because it was determined that E&Y is not independent of BlackRock, Inc. and the Funds.

E&Y's reports on the financial statements of the Funds for the prior two fiscal years did not contain an adverse opinion or a disclaimer of opinion and except for the restatement information contained in Note 6 to the Financial Statements, were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the two most recent fiscal years and through August 28, 2006 (1) there were no disagreements with E&Y on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years; and (2) there have been no reportable events (as defined in item 304(a)(1)(v) of Regulation S-K).

The Audit Committee of the Funds' Board of Directors approved the engagement of Deloitte & Touche llp as the Funds' Independent Registered Public Accounting Firm for the fiscal year ended May 31, 2007.



BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



ANNUAL REPORTS                                                     MAY 31, 2007



Swap Agreements


The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into the swap will default on its obligation to pay the Funds and the risk that the Funds will not be able to meet their obligations to pay the other party to the agreement.


Availability of Quarterly Schedule of Investments


The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Funds' Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial advisor to enroll. Please note that not all investment advisers, banks or brokerages may offer this service.


ANNUAL REPORTS                                                     MAY 31, 2007


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) John F. O'Brien, (3) David H. Walsh and (4) Fred G. Weiss.

Item 4 -   Principal Accountant Fees and Services

           Note: The Fund changed auditors effective August, 28, 2006. Prior to that date, Ernst & Young LLP provided services as the Fund's independent registered public accountant.

           (a) Audit Fees -         Fiscal Year Ended May 31, 2007 - $26,800
                                    Fiscal Year Ended May 31, 2006 - $30,500

           (b) Audit-Related Fees - Fiscal Year Ended May 31, 2007 - $3,500
                                    Fiscal Year Ended May 31, 2006 - $3,500

           The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

           (c) Tax Fees -           Fiscal Year Ended May 31, 2007 - $6,100
                                    Fiscal Year Ended May 31, 2006 - $6,000

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ended May 31, 2007 - $0
                                    Fiscal Year Ended May 31, 2006 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ended May 31, 2007 - $2,988,917
               Fiscal Year Ended May 31, 2006 - $3,124,717

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

           Donald W. Burton
           John F. O'Brien
           David H. Walsh
           Fred G. Weiss

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -
           Proxy Voting Policies and Procedures Applicable to the Fund
           -----------------------------------------------------------

           Each Fund's Board of Directors has delegated to the Manager authority to vote all proxies relating to the Fund's portfolio securities. The Manager has adopted policies and procedures (the "Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Manager's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Manager believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Manager considers the interests of its clients, including each Fund, and not the interests of the Manager, when voting proxies and that real (or perceived) material conflicts that may arise between the Manager's interest and those of the Manager's clients are properly addressed and resolved.

           In order to implement the Proxy Voting Procedures, the Manager has formed a Proxy Voting Committee (the "Committee"). The Committee, which is a subcommittee of the Manager's Equity Investment Policy Oversight Committee ("EIPOC"), is comprised of a senior member of the Manager's equity management group who is also a member of EIPOC, one or more other senior investment professionals appointed by EIPOC, portfolio managers and investment analysts appointed by EIPOC and any other personnel EIPOC deems appropriate. The Committee will also include two non-voting representatives from the Manager's Legal Department appointed by the Manager's General Counsel. The Committee's membership shall be limited to full-time employees of the Manager. No person with any investment banking, trading, retail brokerage or research responsibilities for the Manager's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee on the same basis as other interested knowledgeable parties not affiliated with the Manager might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Manager and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Manager and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

           The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Manager believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Manager on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Manager will generally seek to vote proxies over which the Manager exercises voting authority in a uniform manner for all the Manager's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

           To assist the Manager in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Manager by ISS include in-depth research, voting recommendations (although the Manager is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

           The Manager's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Manager generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Manager will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

           From time to time, the Manager may be required to vote proxies in respect of an issuer where an affiliate of the Manager (each, an "Affiliate"), or a money management or other client of the Manager, including investment companies for which the Manager provides investment advisory, administrative and/or other services (each, a "Client"), is involved. The Proxy Voting Procedures and the Manager's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager's clients.

           In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Committee may pass the voting power to a subcommittee, appointed by EIPOC (with advice from the Secretary of the Committee), consisting solely of Committee members selected by EIPOC. EIPOC shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Manager's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Manager's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Manager's normal voting guidelines or, on matters where the Manager's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Manager on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Manager's fiduciary duties.

           In addition to the general principles outlined above, the Manager has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Manager may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

           The Manager has adopted specific voting guidelines with respect to the following proxy issues:

           * Proposals related to the composition of the board of directors of issuers other than investment companies. As a general matter, the Committee believes that a company's board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is, therefore, best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's number of other directorships, history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

           * Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

           * Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

           * Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

           * Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

           * Routine proposals related to requests regarding the formalities of corporate meetings.

           * Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's board of directors (rather than its shareholders) is best positioned to set fund policy and oversee management. However, the Committee opposes granting boards of directors authority over certain matters, such as changes to a fund's investment objective, which the Investment Company Act envisions will be approved directly by shareholders.

           * Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

           Information about how a Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended June 30 is available without charge (1) at www.blackrock.com and (2) on the Commission's web site at http://www.sec.gov.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of May 31, 2007.

           (a)(1) BlackRock Muni New York Intermediate Duration Fund, Inc. is managed by a team of investment professionals comprised of Timothy
           T. Browse, Vice President at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O'Connor, Managing Director at BlackRock. Each is a member of BlackRock's municipal tax-exempt management group. Mr. Jaeckel and Mr. O'Connor are responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. Browse is the Fund's lead portfolio manager and is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Messrs. Jaeckel and O'Connor have been members of the Fund's management team since 2006 and Mr. Browse has been the Fund's portfolio manager since 2004.

           Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

           Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

           Mr. Browse joined BlackRock in 2006. Prior to joining BlackRock, he was a Vice President (Municipal Tax-Exempt Fund Management) of MLIM from 2004 to 2006. He has been a portfolio manager with BlackRock or MLIM since 2004.

           (a)(2) As of May 31, 2007:

                                                                         (iii) Number of Other Accounts and
                  (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                        and Assets by Account Type                               Performance-Based

                              Other                                      Other
         (i) Name of        Registered    Other Pooled                 Registered    Other Pooled
         Portfolio          Investment     Investment       Other      Investment     Investment      Other
         Manager            Companies       Vehicles       Accounts    Companies       Vehicles      Accounts
         Theodore R.
         Jaeckel, Jr.               80           0                1          0             0                1
                       $29,174,859,457          $0      $34,565,220         $0            $0      $34,565,220

         Walter
         O'Connor                   80           0                0          0             0                0
                       $29,174,859,457          $0               $0         $0            $0               $0

         Timothy T.
         Browse                     17           0                0          0             0                0
                       $ 4,473,441,603          $0               $0         $0            $0               $0

           (iv)   Potential Material Conflicts of Interest


           BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

           As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

           (a)(3) As of May 31, 2007:

           Portfolio Manager Compensation

           The elements of total compensation for portfolio managers on BlackRock's municipal team include a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide these portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, compensation levels for these portfolio managers fluctuate--both up and down--with the relative investment performance of the portfolios that they manage.

                Base compensation. Like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

           Performance-Based Compensation. BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, BlackRock and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. BlackRock's formulaic portfolio manager compensation program includes: investment performance relative to a subset of closed-end, intermediate municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

                  Cash Bonus

                  Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

                  Stock Bonus

                  A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of BlackRock stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future BlackRock stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the BlackRock shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect BlackRock's reputation for integrity.

                  Other Compensation Programs

                  Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of BlackRock mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.

                  Other Benefits

                  Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of BlackRock and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.


           (a)(4) Beneficial Ownership of Securities. As of May 31, 2007, none of Mr. Browse, Mr. Jaeckel or Mr. O'Connor beneficially owned any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Muni New York Intermediate Duration Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Muni New York Intermediate Duration Fund, Inc.


Date: July 24, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Muni New York Intermediate Duration Fund, Inc.


Date: July 24, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Muni New York Intermediate Duration Fund, Inc.


Date: July 24, 2007